LEASE AGREEMENT

100 CHELMSFORD STREET
LOWELL, MASSACHUSETTS

by and between:

CPI 100 Chelmsford, LLC,
a Massachusetts limited liability company
and
CPI 144 Chelmsford, LLC,
a Massachusetts limited liability company

collectively as Landlord

and

MACOM Technology Solutions Holdings Inc.,
a Delaware corporation

as Tenant

i

SCHEDULE OF EXHIBITS

EXHIBIT A	DESCRIPTION OF LANDLORD’S PARCEL

EXHIBIT A-1	PLAN SHOWING LANDLORD’S PARCEL, THE LEASED PARCEL AND THE 144 CHELMSFORD PARCEL

EXHIBIT A-2	PLAN SHOWING THE EXISTING BUILDING

EXHIBIT B	TENANT’S WORK

EXHIBIT B-1	DESCRIPTION OF TENANT'S WORK

EXHIBIT C	FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

EXHIBIT D	PERMITTED ENCUMBRANCES

EXHIBIT E	FORM OF NOTICE OF LEASE

ii

LEASE AGREEMENT
100 CHELMSFORD STREET
LOWELL, MASSACHUSETTS
THIS LEASE AGREEMENT (the “Lease” or this “Lease”) is made and entered into as of the 28th day of December, 2016 (the “Effective Date”), by and between CPI 100 Chelmsford, LLC, a Massachusetts limited liability company and CPI 144 Chelmsford, LLC, a Massachusetts limited liability company (collectively as “Landlord”) and MACOM Technology Solutions Holdings Inc., a Delaware corporation (“Tenant”).

RECITALS
A.    Landlord is, simultaneously with the execution and delivery of this Lease, purchasing from Tenant’s affiliate certain improved real property (the “Landlord's Parcel”) currently known as and numbered 100 Chelmsford Street, in the City of Lowell, Massachusetts, more particularly described on EXHIBIT A and shown on the plan attached hereto as EXHIBIT A-1.
B.    Landlord desires to lease to Tenant and Tenant desires to lease from Landlord that certain portion of the Landlord’s Parcel shown as “100 CHELMSFORD PARCEL” on the plan attached hereto as EXHIBIT A-1 (the “Leased Parcel”), together with the Improvements (as defined herein) and Intangible Rights (as defined herein), all upon the terms and conditions hereinafter set forth.
C.    Simultaneously herewith Landlord and Tenant are entering into a Lease Agreement (the “144 Chelmsford Lease”) pursuant to which Landlord will lease to Tenant the remaining portion of Landlord’s Parcel as shown as “144 CHELMSFORD PARCEL” on the plan attached hereto as EXHIBIT A-1 (the “144 Chelmsford Parcel”) and agree to build, subject to the terms and conditions set forth therein, a new building thereon for Tenant’s use under the 144 Chelmsford Lease intended to be known as and numbered 144 Chelmsford Street, Lowell Massachusetts.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties do hereby agree as follows:

1.Demised Premises.
(a)    Demise. Landlord hereby leases unto Tenant and Tenant hereby leases from Landlord the Leased Parcel and all buildings, structures, fixtures and improvements now or hereafter located thereon (collectively the “Improvements”), together with all existing rights of ingress and egress from all public ways adjacent to the Premises, all such rights (the “Ancillary Rights”) being in common with Landlord and others now or hereafter entitled thereto from time to time pursuant to the terms of any applicable Other Documents (as defined herein). The Improvements include without limitation the building(s) (the “Existing Building”) containing approximately 162,000 square feet (including the basement and mechanical areas) of gross building floor area as shown as “100 CHELMSFORD” on EXHIBIT A-2, which square footage shall be deemed fixed and not subject to challenge or re-measurement by either party for all intents and purposes under this Lease (except to the extent otherwise expressly provided herein). The Leased Parcel, the Improvements and Ancillary Rights are hereinafter collectively referred to as the “Premises.”
(b)    Condition of Leased Parcel. Tenant currently occupies the Leased Parcel, is familiar with the Leased Parcel, and its condition and suitability for Tenant’s use and Tenant acknowledges that, except as specifically set forth herein, Landlord has not made any warranty or representations, expressed or implied, as to the condition or suitability of the Leased Parcel for Tenant’s intended use and that Tenant is leasing the Leased Parcel and hereby accepts the Leased Parcel in its “AS IS” and “WHERE IS” condition. Landlord shall not have any obligation to make any repairs, alterations or improvements to the Premises either at or prior to the commencement of the term hereof or at any time thereafter. Tenant, at Tenant’s option and/or election, shall have the right, but not the obligation, to perform Tenant’s Work (as defined in EXHIBIT B) and Landlord shall reimburse Tenant for a portion of the cost thereof up to the amount of the Construction Allowance (as defined in EXHIBIT B).

2.    Term.
(a)    Initial Term.
(i)    The initial term of this Lease shall commence on the date hereof (“Commencement Date”) and shall terminate at 11:59 p.m. on the last day of the month during which the twentieth (20th) anniversary of the Commencement Date occurs, subject to Tenant’s right to extend this Lease as set forth in Section 2(b). As used herein, the “term” or the “term of this Lease” shall mean the initial term of this Lease as set forth in this clause (a), as the same may be deemed extended as set forth in clause (ii) immediately below and as the same may be extended by an Optional Extension Term (as defined herein) as set forth in clause (b) below.

(ii)    Notwithstanding the foregoing clause (i), in the event of the occurrence of the Commencement Date (as defined in the 144 Chelmsford Lease; and herein referred to as the “144 Commencement Date”), and only in such event (notwithstanding the reason the same may not have occurred), the initial term of this Lease as established under the preceding clause (i) shall be deemed extended so that it shall end co-terminously with the end of the Initial Term (as defined in the 144 Chelmsford Lease; and herein referred to as the “144 Initial Term”). Such extension shall occur automatically without the need for the parties to execute any further documentation under this Lease, provided that, at the request of either party therefor, at such time as the 144 Commencement Date has definitively occurred or not occurred, the parties shall memorialize, in a written instrument in mutually acceptable form (and, in any case, in recordable form), either (i) the occurrence of the 144 Commencement Date and the exact dates of such extension or (ii) the non-occurrence of the 144 Commencement Date and acknowledgement that such extension will not be of any effect.
(b)    Extension Term(s). Provided that Tenant is not then in default beyond any applicable notice and cure period under any monetary term or condition of this Lease at the time of exercise of an Optional Extension Term (defined herein), and further provided that Tenant gives Landlord written notice of Tenant’s election to exercise an Optional Extension Term by no later than such date (the “Option Exercise Deadline”) as is at least two (2) years prior to the end of the then current term, Tenant shall have the right to extend the term of this Lease for two (2) separate and consecutive optional extension periods of ten (10) years each (each an “Optional Extension Term” and collectively the “Optional Extension Terms”). Upon Tenant’s exercise of an option to extend the term for an Optional Extension Term as set forth above, the term of this Lease shall be thereby automatically extended for the period of such Optional Extension Term without the need for the parties to execute and deliver any further documentation, such Optional Extension Term shall be on the same terms and conditions as were in effect under this Lease for the term prior to such Optional Extension Term except that the fixed annual Base Rent due hereunder for each Optional Extension Term shall be determined as set forth in Section 3(b) and Tenant shall have no further options to extend the term other than the Optional Extension Terms expressly provided for in this Section 2(b). At such time as such information has been conclusively determined hereunder, at the election of either party, the parties shall execute an agreement, in a form reasonably acceptable to the parties, memorializing the dates of any Optional Extension Term so effected and the Base Rent applicable thereto.
3.    Rental.
(a)    During the initial term hereof (as the same may be deemed extended as set forth in clause (ii) of subsection 2(a) above, commencing on the Commencement Date, Tenant shall pay to Landlord, in advance on the first day of each calendar month in equal monthly installments at the address set forth in Section 17 or such other place as Landlord may from time to time designate, in writing, without demand or right of set-off except to the extent (if any) otherwise expressly set forth in this Lease, fixed and minimum annual rental (“Base Rent”) in the amount of Seven Hundred Thousand and 00/100 Dollars ($700,000.00) payable in equal monthly installments of Fifty Eight Thousand Three Hundred Thirty Three and 33/100 ($58,333.33); provided that commencing on Initial Rent Increase Date and then continuing annually thereafter on each anniversary of the Initial Rent Increase Date, the Base Rent payable hereunder shall be increased by 1.75% above the Base Rent in effect immediately prior to such increase. All Base Rent shall be payable in addition to all additional rent required under this Lease. If the Commencement Date begins on a date other than the first day of a calendar month, or the term of this Lease ends on a day other than the last day of the calendar month, Base Rent for such month shall be prorated, based on the number of days in the applicable calendar month. Tenant shall pay an interest charge determined in accordance with Section 16 for Base Rent received by Landlord more than five (5) days following the due date. As used herein, the “Initial Rent Increase Date” shall mean the first to occur of:

(x)	if the 144 Chelmsford Lease is in effect, the first day after the conclusion of the first twelve (12) full calendar months of the 144 Initial Term, or

(y)
if the 144 Chelmsford Lease is not in effect, the later to occur of (i) the first day after the conclusion of the first twelve (12) full calendar months of the term of this Lease or (ii) the date of termination of the 144 Chelmsford Lease.

At the request of either party therefor, at such time as the Initial Rent Increase Date has been definitively established, the parties shall memorialize, in a written instrument in mutually acceptable form, the occurrence of the Initial Rent Increase Date.

(b)    Extension Terms. The annual Base Rent due during each Optional Extension Term for which Tenant shall have exercised its extension option right shall be equal to the greater of (i) ninety-five percent (95%) of the Market Rent (as defined herein) or (ii) the annual Base Rent that was in effect under this Lease immediately preceding such Optional Extension Term; provided that, commencing on the first day after the conclusion of the first twelve (12) full calendar months of such Optional Extension Term and then continuing annually thereafter on each anniversary of such date, the Base Rent shall be increased by (1.75%) above the previous year’s Base Rent.
(c)    Market Rent. The “Market Rent” for the Premises shall be the rental rate being charged under new leases of premises in Massachusetts comparable to the Premises and located within ten (10) miles of the Premises (the “Trade Area”) for the first year of a ten (10) year term commencing approximately at the time of the applicable Optional Extension Term, taking into account all of the terms and conditions of this Lease (other than rental) and all other relevant factors such as the size, condition, use, utility, location and accessibility of the Premises, determined as follows:

(i)    Within ninety (90) days after the later to occur of (i) Landlord’s receipt of Tenant’s notice of its exercise of an Optional Extension Term in accordance with Section 2(b) or (ii) the Option Exercise Deadline applicable thereto, Landlord shall deliver to Tenant written notice of its determination of Market Rent. Tenant shall, within sixty (60) days after receipt of such notice, notify Landlord in writing whether Tenant accepts or rejects Landlord’s determination of Market Rent (“Tenant’s Response Notice”). If Tenant so accepts Landlord’s determination of Market Rent or if Tenant fails to timely deliver Tenant’s Response Notice then such determination of the Market Rent by Landlord shall be conclusively deemed to be the Market Rent hereunder for the applicable Optional Extension Term.

(ii)    If Tenant’s Response Notice is timely delivered to Landlord and indicates that Tenant rejects Landlord’s determination of Market Rent, then Market Rent shall be determined in accordance with the procedures set forth below in this clause (ii). Within fifteen (15) days after receipt by Landlord of Tenant’s Response Notice indicating Tenant’s rejection of Landlord’s determination of Market Rent, Tenant and Landlord shall each notify the other in writing of their respective designation of an individual broker or appraiser (respectively, “Tenant’s Broker” and “Landlord’s Broker”). If Landlord shall fail to so designate Landlord’s Broker then Tenant shall have the right to arrange for Tenant’s Broker to designate Landlord’s Broker by notice to Landlord and Tenant given after Landlord’s failure to have done so as and when required herein, and if Tenant shall fail to so designate Tenant’s Broker then Landlord shall have the right to arrange for Landlord’s Broker to designate Tenant’s Broker by notice to Landlord and Tenant given after Tenant’s failure to have done so as and when required herein. Within ten (10) days of the designation of Landlord’s Broker and Tenant’s Broker, Landlord’s Broker and Tenant’s Broker shall jointly select a third broker (the “Third Broker”), failing which either party may petition the President of the Greater Boston Real Estate Board requesting that he or she designate the Third Broker (which designation shall be binding on the parties). All of the brokers or appraisers selected shall be duly licensed or certified individuals with at least five (5) years’ commercial brokerage or appraisal experience in the Trade Area with particular experience with the type of property represented by the Premises and, in the case of the Third Broker only, shall not have acted in any capacity for either Landlord or Tenant or any Tenant Affiliate (as defined herein) within ten (10) years prior to the broker’s selection. The Third Broker shall determine the Market Rent for the applicable Optional Extension Term in accordance with the requirements and criteria set forth herein employing the method commonly known as Baseball Arbitration, whereby Landlord’s Broker and Tenant’s Broker each sets forth its determination of Market Rent, and the Third Broker must select one or the other (it being understood that the Third Broker shall be expressly prohibited from selecting any alternative figure). Landlord’s Broker and Tenant’s Broker shall deliver their respective determinations of the Market Rent to the Third Broker within twenty (20) days of the appointment of the Third Broker and the Third Broker shall render his or her decision within fifteen (15) days after receipt of both of the other two determinations of Market Rent. The Third Broker’s decision shall be binding on both Landlord and Tenant and shall be conclusively determined to be the Market Rent hereunder for the applicable Optional Extension Term. If either Landlord’s Broker or Tenant’s Broker shall have failed to submit their respective determinations of Market Rent as and when required hereunder, then any determination of Market Rent that shall have been submitted by one of them as and when required hereunder shall be conclusively determined to be the Market Rent hereunder for the applicable Optional Extension Term. Each party shall bear the cost of its own broker or appraiser and shall share equally in the cost of the Third Broker. In the event that the Market Rent has not been conclusively determined before the commencement of the applicable Optional Extension Term, then Tenant shall pay Base Rent based upon a ten percent (10%) premium over the annual Base Rent in effect immediately prior to the commencement of the applicable Optional Extension Term until Market Rent for such Optional Extension Term has been conclusively determined hereunder, at which time either Tenant shall promptly pay any unpaid Base Rent to Landlord or Landlord shall promptly refund or credit to Tenant any overpaid Base Rent, in either case with interest at the rate provided for under Section 16.

4.    Taxes.
(a)    Throughout the term of this Lease and any extension, Tenant shall pay before delinquency, as additional rent, all Taxes upon or allocable to the Premises as set forth herein. As used herein, “Taxes” shall mean all taxes, charges and assessments, general and special, ordinary and extraordinary, of every nature and kind whatsoever, and all water rates and sewage or sewer use charges levied, assessed or imposed upon any property that includes the Premises or any portion thereof (the “Taxed Property”), as hereinafter provided, whether such tax, rate, charge or assessment shall be for village, town, county, state, federal or any other purpose whatsoever Taxes shall include, without limitation, all general real property taxes and general, special and area-wide assessments, charges, fees, assessments for transit, police, fire or other governmental services or purported benefits to the Taxed Property, so-called business improvement district charges and service payments in lieu of or in addition to real estate taxes, that may be now or may hereafter be levied or assessed against the Taxed Property or Landlord by the United States of America, the County of Middlesex, Commonwealth of Massachusetts, City of Lowell, or any political subdivision, public corporation, district or other political or public entity. Taxes shall also include any and all general and special assessments, fees and charges assessed or imposed upon the Taxed Property by virtue of any private restrictive covenant. Should any governmental agency or political subdivision impose any taxes and/or assessments, whether or not now customary or within the contemplation of the parties hereto, either by way of substitution for taxes and assessments presently levied and assessed against the real estate as well as the Improvements thereon, or in addition thereto, including, without limitation, any taxes based upon the rentals received by Landlord hereunder (other than an income or franchise tax) or any other tax, fee or excise on the act of entering into this Lease or on the use or occupancy of the Premises or any part thereof or in connection with the business of renting the Premises, such taxes and/or assessments shall be deemed to constitute Taxes for the purpose of this Section 4 and shall be paid by Tenant. Taxes shall not include income, intangible, franchise, capital stock, estate or inheritance taxes or taxes substituted for or in lieu of the foregoing exclusions, all of which shall be paid by Landlord. Taxes payable by Tenant hereunder shall also include reasonable costs, disbursements and legal fees of Landlord incurred in connection with proceedings to abate, contest, determine or reduce any such Taxes (a “Tax Contest”), but not in excess of the savings to Tenant realized by the Tax Contest unless Landlord undertook such Tax Contest on account of a Tenant Request (as defined herein). Upon written request Tenant shall furnish to Landlord a receipted tax bill, or other satisfactory evidence of the payment of such taxes, assessments and charges within 10 days after the same are due and payable. Tenant’s obligations under this Section 4 shall survive the expiration or earlier termination of this Lease.
(b)    With regard to Taxes, if at any time during the term of this Lease, the Premises are assessed for Tax purposes as a part of any other real property owned by Landlord (the “Landlord’s Tax Parcel”), then Tenant shall be responsible for and shall pay to Landlord (A) one hundred (100%) percent of the Taxes assessed against or allocated to all buildings and related improvements on the Premises (and any fixtures or personal property located therein); and (B) Tenant’s Pro Rata Share of the Taxes assessed against or allocated to the land comprising, and so-called site improvements (specifically excluding any buildings) located on, the Landlord’s Tax Parcel, such payment to be made within thirty (30) days following Landlord’s invoicing Tenant therefor (which invoice shall include copies of the applicable Tax bills). Tenant’s “Pro Rata Share” shall be a fraction the numerator of which is the square foot land area of the Leased Parcel and the denominator of which is the square foot land area of the Landlord’s Tax Parcel, as either thereof may change as a result of a lot line adjustment as contemplated under clause (i) of Section 35(a) below. As of the Effective Date, the Tenant’s Pro Rata Share is Fifty-five and 16/100 (55.16%) percent. If, however, the Premises are assessed for Taxes separate and apart from any other real property of Landlord, then Tenant shall pay, prior to delinquency, and directly to the taxing authority, one hundred (100%) percent of all Taxes assessed against or allocated to the Premises and if Tenant is delinquent in paying any thereof then Tenant shall be fully responsible for paying upon the imposition thereof any interest, penalty or other late fee or charge arising due to such delinquency. If the Premises are separately assessed for Taxes, Landlord shall attempt to arrange to have all notices concerning tax assessments, changes in assessments, tax rates and changes, and tax bills (collectively, “Tax Bills”) sent directly from the applicable governmental authorities to Tenant. If Landlord is not able to arrange to have Tax Bills sent directly to Tenant, then based upon timely receipt thereof by Landlord, Landlord shall timely supply Tenant with copies of all Tax Bills after receipt by Landlord, so that Tenant may timely pay such Tax Bills so as to avoid any interest or penalty charges for late payment. If Landlord fails to provide such invoices in a timely fashion Landlord shall pay any late charge, interest or fee based on such delay and payment. Notwithstanding anything to the contrary contained herein, Tenant shall be responsible for paying, directly to the taxing authority and without delinquency, all governmental imposed taxes, charges or assessments against any fixtures or personal property of Tenant.
(c)    If there are at least two (2) years remaining under the term of this Lease and Tenant is not in default under this Lease beyond any applicable notice or cure period, and if:
A.    the Premises are separately assessed for Taxes and Tenant notifies Landlord, on or prior to the twenty-fifth (25th) day prior to the deadline under applicable law for timely filing for a Tax Contest (the “Filing Deadline”), that Tenant will file a Tax Contest, or
B.     the Premises are not separately assessed for Taxes and Tenant notifies Landlord, on or prior to the twenty-fifth (25th) day prior to the Filing Deadline, of Tenant’s request that Landlord pursue a particular Tax Contest (a “Tenant Request”) but Landlord, within fifteen (15) days prior to the Filing Deadline, notifies Tenant that Landlord is declining such request, then, in either such case, Tenant may pursue a Tax Contest in good faith by appropriate proceedings at its own expense, provided that Tenant shall first have paid such Taxes or, if the payment of such Taxes is to be postponed or deferred during the contest with respect to and such Tax Contest is occurring during any period in which Tenant does not satisfy the Financial Prerequisite (as defined herein), Tenant shall have furnished Landlord a bond of a surety company reasonably satisfactory to Landlord in an amount equal to, or shall have deposited with any bank or trust company of Landlord’s selection in the State wherein the Premises are located to hold such deposit and apply the same as hereinafter provided, the amount of the Taxes so contested, together with such additional sums as may reasonably be required to pay interest or penalties accrued or to accrue on any such Taxes. Nothing contained herein, however, shall release Tenant of the obligation to pay and discharge contested Taxes as finally adjudicated, with interest and penalties, and all other charges directed to be paid in or by any such adjudication. Any such contest or legal proceeding shall be begun by Tenant as permitted by applicable law; provided, however, that Tenant may in its discretion consolidate any proceeding to obtain a reduction in the assessed valuation of the Premises for tax purposes relating to any tax year with any similar proceeding or proceedings relating to one or more other tax years. Notwithstanding anything contained herein to the contrary, Tenant shall pay all such contested items before the time when the Premises or any part thereof might be forfeited as a result of nonpayment.
(d)    Landlord shall join in any Tax Contest brought by Tenant under Section 4(c) and hereby agrees that the same may be brought in its name, if the provisions of any law, rule or regulation at the time in effect shall so require. Tenant shall indemnify and save Landlord harmless from any liabilities, losses, or expenses (including reasonable attorney’s fees) in connection with any such Tax Contest in which Landlord shall join or permit to be brought in its name pursuant to this Section 4(d).
(a)    So long as Tenant is not in default under any term or condition of this Lease beyond any applicable notice and cure period, Tenant shall be entitled to share in any refund of any Taxes on account of any Tax Contest (including any refunded penalties or interest thereon) in an amount in proportion to the percentage that the amount so refunded was originally paid for by Tenant (and Landlord shall be entitled to that portion of the refund that is in proportion to the percentage that the amount so refunded was originally paid by Landlord, any predecessor owner or any third party); provided, however, that there shall first be deducted from the amount of any such refund such amounts as are necessary to reimburse Tenant (or Landlord, if Landlord was the contesting party pursuant to Section 4(f) below), for the reasonable costs of the particular Tax Contest actually paid by Tenant (or Landlord, if so applicable) in pursuit of the Tax Contest (provided that if any of such costs were paid to a Tenant Affiliate (or Landlord, if so applicable) then those costs shall only be deducted to the extent that they do not exceed what such costs would have been had they been paid to an unaffiliated party on an arm’s-length basis).
(a)    If Tenant is not entitled to pursue a Tax Contest as set forth in Section 4(c), then Landlord may on its own initiative elect to pursue a Tax Contest without restriction; provided, however that if (i) there are at least two (2) years remaining under the term of this Lease and (ii) Tenant is not in default under this Lease beyond any applicable notice or cure period, then Landlord shall not so commence any such Tax Contest, or agree to any settlement, compromise or other disposition of any such Tax Contest proceedings, or discontinue or withdraw from any such Tax Contest, or accept any refund of any Taxes as a result of any Tax Contest, in each case without the consent of Tenant, which consent (x) Tenant may withhold in Tenant’s sole discretion if the Premises are separately assessed for Taxes or (y) Tenant shall not unreasonably withhold or condition if the Premises are not separately assessed for Taxes, provided that, in any event, if Tenant does not notify Landlord in writing within fifteen (15) days of Tenant’s receipt of a notice from Landlord requesting Tenant’s consent to a Tax Contest (provided that Landlord’s request therefor shall include a statement in a conspicuous place and in capital letters to the effect that “FAILURE TO RESPOND TO THIS REQUEST IN FIFTEEN (15) DAYS WILL BE DEEMED CONSENT”) then Tenant shall be deemed to have given such consent. Tenant agrees, at no out-of-pocket cost to Tenant, to reasonably cooperate with Landlord, in any such Tax Contest brought by Landlord under this Section 4(f).
5.    Use of Premises. Tenant shall have the right to use the Premises for any lawful commercial use. Tenant shall not cause or maintain or authorize any nuisance or commit or suffer the commission of any waste in, on or about the Premises. Tenant acknowledges that Landlord has made no warranty or representation regarding the suitability of the Premises for Tenant’s intended use and that, except to the extent the same is the result of the negligence or willful misconduct of Landlord and/or Landlord employees, agents, contractors and/or invitees, Tenant is responsible during the term of this Lease for all activities occurring on the Premises. Subject to the provisions of Section 6, Tenant, at its sole cost and expense, shall comply with and conform to all present and future laws, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, even if unforeseen or extraordinary, of every governmental authority or agency and all covenants, restrictions and conditions now of record which may be applicable to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Premises, even if compliance therewith (i) necessitates structural changes or improvements (including changes required to comply with the “American With Disabilities Act”) or (ii) requires Tenant to carry insurance other than as required by the provisions of this Lease.
6.    Repairs. Throughout the term hereof, Tenant shall keep and maintain the Premises (including, without limitation, all Improvements located therein, all Alterations made thereto, and all fixtures installed therein) in good condition and repair and be responsible for all maintenance, repairs and replacements to the Premises, structural and nonstructural, ordinary or extraordinary, foreseen or unforeseen, including, but not limited to, all structural repairs and replacements to the foundation, exterior and/or load bearing walls, interior and exterior windows, roof, and, mechanical, electrical, plumbing, heating, ventilation and air conditioning and life safety systems (the “Systems”) of the Premises, and including without limitation all landscaping, sidewalks, driveways, parking areas and other outdoor facilities or amenities contained in or about the Premises. Tenant shall make all such repairs and replacements as may be necessary to keep and maintain the Premises in a condition consistent with other buildings of similar use, age and construction located in the Lowell, Massachusetts trade area, and shall not defer any repairs, maintenance or replacements in anticipation of the expiration of the term. Tenant shall keep and maintain the Premises in a clean, safe, sanitary and tenantable condition in a manner compatible with its intended use, shall not permit any garbage, waste, refuse or dirt of any kind to accumulate in or about the Premises, shall keep all Systems in good working order and operating condition, shall keep all driveways, parking areas, entrances and pedestrian walkways in a reasonably safe condition (including reasonably free from snow and ice) and shall make any repairs, replacements or improvements which may be required by any laws, rules, regulations, ordinances or orders of any federal, state, local or other governmental authority having jurisdiction over the Premises. Tenant shall not cause deterioration (other than ordinary wear and tear), waste, damage or injury to the Premises. Landlord shall not be required to make any repairs, alterations, maintenance or replacements in or to the Premises.
7.    Utilities. Throughout the term hereof, Tenant shall be responsible for and shall promptly pay as and when due all charges for heat, water, gas, electricity, telephone, sanitary sewer and other utilities used or consumed in, on or upon the Premises. Tenant shall at all times keep the Premises sufficiently heated so as to prevent freezing and deterioration thereof and/or of the equipment and facilities contained therein. Tenant shall be responsible for all utility connections.

8.    Alterations.
(a)    Except for any Tenant Work, which Tenant may complete without the need for Landlord’s prior written approval under this Section 8 (but, in any event, subject to all of the other terms of this Lease applicable thereto), Tenant shall not make any alterations, additions or improvements on, to or about the Premises (“Alterations”) except in accordance with this Section 8. Except as otherwise expressly set forth in Section 8(b) below, any Alterations shall at once be deemed a part of the realty and belong to Landlord. Subject to the conditions set forth in clauses (A) through (F) of this Section 8(a) below, as applicable, during the term of this Lease, except for any Tenant Work as aforesaid: (i) Tenant shall be permitted to make any interior, non-structural Alterations to the Building (“Permitted Non-Structural Alterations”) without the prior written consent of Landlord; (ii) Tenant shall be permitted to make any Alterations to or affecting the interior structural elements or Systems of the Premises or any part thereof and to the extent such interior structural alterations necessitate structural Alterations to the exterior of the Building such changes shall be permitted (“Permitted Structural Alterations” and, together with any Permitted Non-Structural Alterations, “Permitted Alterations”) without the prior written consent of Landlord provided that Tenant delivers to Landlord notice thereof at least thirty (30) days in advance of its making such Permitted Structural Alterations which notice shall include copies of Tenant’s plans and specifications therefor; and (iii) Tenant shall not make any exterior Alterations that are not Permitted Alterations or any other Alterations that are not Permitted Alterations (as the case may be, “Other Alterations”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. During the term of this Lease, Tenant may install on the Premises such trade fixtures and equipment as Tenant deems necessary for its business activities; provided that the installation and use of all such trade fixtures and equipment shall be in compliance with any and all applicable governmental laws, rules, regulations and ordinances and if the installation of any such trade fixtures or equipment would require modification to the structural elements or Systems of the Premises or any part thereof then the same shall be deemed Permitted Structural Alterations. All such Alterations shall be completed in a good and workmanlike manner incorporating materials comparable to that which exist in the affected portions of the Premises and, in any event, in “good condition,” and upon completion thereof Tenant shall deliver to Landlord copies of (x) any certificate of occupancy required by any governmental authorities to have been issued therefor and (y) plans and specifications prepared by a certified architect depicting such Alterations as installed. Minor decorations to the Premises, such as moveable partitions, carpeting, painting and wallpapering, shall not constitute Alterations. Notwithstanding anything to the contrary contained herein, all Alterations shall be subject to the following conditions:

A.	Tenant shall pay, or cause to be paid, the entire cost of the Alterations.

B.	With respect to any Permitted Structural Alteration or any Other Alteration that, in Landlord’s reasonable judgment, would materially adversely affect the value or the utility of the Premises, Tenant shall, at Landlord’s election (a “Restoration Election”), either (as Landlord shall elect in its Restoration Election) (x) restore the affected area to the condition in which it existed prior to such Alteration or (y) otherwise remove the Alteration in a manner that leaves the Premises in a safe and secure, structurally sound, weather-tight and architecturally whole condition and in compliance with applicable law. A Restoration Election may be made at any time up until the later to occur of (i) one (1) year prior to the natural expiration of the term of this Lease or (ii) in the event of any early termination of this Lease within ten (10) days following the later to occur of (A) the date of such early termination or (B) not more than ten (10) days after Tenant shall have afforded Landlord all plans, specifications and other information and access reasonably requested by Landlord. Notwithstanding the foregoing sentence, Tenant may at any time request in writing that Landlord either make or decline to make a Restoration Election with respect to any particular proposed Alterations (prior to Tenant’s making the same) and if Tenant makes such request and provides to Landlord all plans, specifications and other information and access reasonably requested by Landlord in order for Landlord to make a reasonably informed decision as to whether to make a Restoration Election then Landlord will, within 30 days after receiving all such information, inform Tenant in writing as to whether Landlord is making or declining to make such Restoration Election, with Landlord’s failure to make such Restoration Election being deemed Landlord’s having declined to make the same. If Landlord makes a Restoration Election, Tenant may then elect not to make the proposed Alterations, provided that if Tenant shall thereafter perform the Alternations then Tenant shall perform the restoration or removal work required therefor at its sole cost, which work shall be deemed Alterations to the extent applicable under the terms of this Section 8.

C.
Tenant shall keep the Premises free from and promptly remove any mechanic’s liens and indemnify, defend, and hold Landlord harmless from any and all liability or expense of any kind and description (including reasonable attorneys’ fees) which may arise out of or be connected in any way with Tenant’s Alterations. Any mechanic’s lien filed against the Premises or for Alterations or materials furnished to

Tenant shall be discharged by Tenant within thirty (30) days of Tenant becoming aware of its filing, at Tenant’s sole expense, by payment or filing of a bond satisfactory to Landlord.

D.	Tenant shall hold Landlord harmless from all claims, losses, liabilities, damages, and expenses (including reasonable attorney’s fees) resulting from any Alterations.

E.
Tenant shall obtain and pay for all necessary permits and approvals and shall comply with all applicable governmental requirements and insurance rating bureau recommendations, including complying with any rules and regulations related to the handling or removal of asbestos containing materials; and

F.
Tenant or Tenant’s contractor’s shall carry builder’s risk insurance covering all Alterations, in form and amounts and with companies satisfactory to Landlord, naming Landlord and Mortgagee (as defined herein), if any, as an additional insured.

(a)    Tenant shall remain the owner of all trade fixtures and equipment installed in the Premises, as well as those Alterations and fixtures (such fixtures, as distinguished from “trade fixtures” and “equipment,” being herein referred to as “Permanent Fixtures”) which are part of Tenant’s business operations and functions conducted at the Premises (any such Alterations and Permanent Fixtures being, individually or collectively, “Business Installations”). Tenant shall be entitled to remove Business Installations at any time but at the expiration of the term of this Lease shall be obligated to remove any such Business Installations for which Landlord shall have made a Restoration Election in accordance with clause (B) of Section 8(a), subject to the requirements of Section 18 below. In any event, in connection with any removal of Business Installations Tenant shall (x) restore the affected area to the condition in which it existed prior to the initial installation thereof or (y) otherwise remove the same in a manner that leaves the Premises in a safe and secure, structurally sound, weather-tight and architecturally whole condition and in compliance with applicable law. Landlord hereby waives any and all rights it may have to any statutory, pre-judgment landlord’s lien and/or rights of distraint on the Business Installations, as well as on any of Tenant’s trade fixtures, equipment, goods, inventory and other personal property located within the Premises (collectively, “Tenant’s Property”). If requested by Tenant’s lender holding a lien on Tenant’s Property (“Tenant’s Lender”), Landlord shall promptly execute and deliver an instrument in form reasonably satisfactory to Tenant’s Lender and Landlord, which form shall (i) provide for Landlord’s consent to the Lender’s lien on any of Tenant’s Property (“Collateral”), (ii) provide for Landlord’s subordination to the Lender’s lien of any right to levy or distrain the Collateral (and confirming Landlord’s subordination to the Lender’s lien of any statutory lien on the Collateral) and (iii) afford

Tenant’s Lender the opportunity to enter the Premises in order to remove the Collateral on reasonable terms and conditions (including without limitation, the condition that Tenant’s Lender pay Landlord any per diem amounts due under Section 20 hereof with respect to any period of time in which the Collateral remains on the Premises after the termination of this Lease, restore any damage caused by such removal and otherwise remove such collateral in accordance with any requirements of clause (B) of Section 8(a) above or Section 18 below as are applicable to the particular Collateral, and indemnify Landlord from any damage or liability caused to Landlord by such entry and removal activities including reasonable attorneys’ fees incurred by Landlord in connection therewith.
9.    Insurance and Indemnity.
(a)    Liability Insurance. Tenant shall, at Tenant’s sole expense, during the entire term hereof, keep in full force and effect a policy of commercial general liability insurance with respect to the Premises, and the business operated by Tenant in the Premises, in which the primary coverage per accident or occurrence is not less than $1,000,000.00 of primary combined single limit and the umbrella coverage per accident or occurrence is not less than $15,000,000.00 in the aggregate. Each such policy shall name Landlord and any Mortgagee as an additional insured.
(b)    Property Insurance. Tenant shall, at Tenant’s sole expense, during the entire term hereof, keep in full force and effect a policy of special form property insurance against fire, vandalism, malicious mischief, and such other hazards as are from time to time included in a ISO Special Form Causes of Loss form or its equivalent, insuring the Premises in an amount equal to the full replacement value of the Improvements (with an agreed amount endorsement, or no coinsurance form), and all Tenant's Property, in an amount equal to the full replacement value thereof. Each such policy shall name any Mortgagee as "mortgagee" and as an additional loss payee together with Tenant.
(c)    Contractors' Insurance. At all times when any work is in process in connection with the performance of any Alterations, Tenant shall require all contractors and subcontractors to maintain the following insurance:

(i)	Commercial general liability insurance in the amount of One Million ($1,000,000.00) Dollars insuring Landlord and Mortgagee, if any, as additional insureds;

(ii)	the insurance required under clause (F) of Section 8(a) above;

(iii)	Worker’s Compensation, as required by law; and

(iv)	Automobile liability insurance, including but not limited to, passenger liability, on all owned, non-owned and hired vehicles in connection with the Premises, with a combined single limit per occurrence of not less than One Million Dollars ($1,000,000.00) for bodily injury and property damage.
(d)    Requirements. The policies required under this Article 9 may be furnished by Tenant under any blanket policy carried by it (provided the minimum limits set forth above are applicable to the Premises) or under a separate policy therefor. The insurance shall be with carriers with a Best Insurance rating of “A-” or better and a financial size rating of “VIII” or better and qualified to do business in the Commonwealth of Massachusetts. Certificates of the insurers, on the ACORD standard or equivalent forms, evidencing the maintenance of such insurance policies shall be delivered to Landlord prior to commencement of the term of this Lease and, upon renewals, not less than ten (10) days prior to the expiration of a coverage period. At any time during which Tenant satisfies the Financial Prerequisite, Tenant may self-retain any losses up to a maximum amount determined appropriate by Tenant. At any time after the third (3rd) year of the term of this Lease, any minimum dollar coverage requirements set forth herein shall be subject to increase to levels customarily required by landlords of similar properties in eastern Massachusetts, upon Landlord’s election by notice to Tenant therefor given from time to time (but not more than once in any given period of three (3) years). Prior to the last two (2) years of the term of this Lease, Tenant alone will be entitled to adjust any losses and to receive insurance proceeds (provided that Tenant shall keep Landlord reasonably apprised of, and afford Landlord the reasonable opportunity to advise and consult in, but with no approval authority over the adjustment process) but in any event, to the extent necessary, Tenant shall use such proceeds for purposes of complying with any Tenant’s repair, restoration and rebuilding obligations hereunder. Notwithstanding the foregoing, if at any time Tenant does not satisfy the Financial Prerequisite then such proceeds shall not be received by Tenant but, rather, shall be paid to the first priority Mortgagee or, if there is no Mortgagee, a bank, trust company or institutional escrow agent reasonably satisfactory to the parties, to be disbursed for the foregoing purposes on terms and conditions reasonably required by Landlord or the first priority Mortgagee (which may include, without limitation, those that an institutional construction lender would customarily and reasonably require for disbursement of construction loan proceeds). During the last two (2) years of the term of this Lease, Landlord alone will be entitled to adjust any losses and to receive insurance proceeds (provided that Landlord shall keep Tenant reasonably apprised of, and afford Tenant the reasonable opportunity to advise and consult in, but with no approval authority over the adjustment process) but in any event Landlord shall make such proceeds timely available to Tenant for purposes of Tenant’s complying with its repair, restoration and rebuilding obligations hereunder on terms and conditions reasonably imposed by Landlord or any first priority Mortgagee (which may include, without limitation, those that an institutional construction lender would customarily and reasonably require for disbursement of construction loan proceeds).

(e)    Tenant’s Indemnity. Tenant shall defend, indemnify and save Landlord harmless against and from any and all claims, damages, losses, liabilities and expenses (including reasonable attorneys’ fees), arising out of (a) Tenant’s use or occupancy of the Premises or the occurrence of any nuisance on the Property, (b) the conduct or management of the business conducted by Tenant or any subtenant or other occupant in the Premises, (c) any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease, and (d) any act or negligence of Tenant, its agents, contractors, servants, guests, employees, subtenants, concessionaires or licensees on or in the Premises or its appurtenances. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend such action or proceeding which is brought against Landlord by reason of any such claim. Tenant, upon notice from Landlord, covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord, provided that Landlord hereby approves any such counsel reasonably appointed by Tenant’s insurance company.
(f)    Subrogation. Tenant and Landlord hereby release each other and its or their respective officers, directors, employees and agents from any and all liability or responsibility (or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property covered by insurance required maintained by the said party and shall maintain insurance policies requiring such release.
(g)    Landlord’s Indemnity. Landlord shall defend, indemnify and save Tenant harmless from and against any and all claims, damages, losses, liabilities and expenses (including reasonable attorneys’ fees) arising out of (a) any breach or default on the part of the Landlord in the performance of any covenant or agreement on the part of the Landlord to be performed pursuant to the terms of this Lease, and (b) any negligence of Landlord, its agents, contractors, servants, guests, employees, tenants (other than Tenant), concessionaires or licensees on or about the Premises. In case any action or proceeding is brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall defend such action or proceeding which is brought against Tenant by reason of any such claim. Landlord, upon notice from Tenant, covenants to defend such action or proceeding by counsel reasonably satisfactory to Tenant, provided that Tenant hereby approves any such counsel reasonably appointed by Landlord’s insurance company.
10.    Damage or Destruction.
(a)    If during the term of this Lease the Premises, or any portion thereof, are destroyed or damaged by fire, explosion, or any other event whatsoever (a “casualty”), then Tenant shall, as soon as practicable (after receipt of insurance proceeds, but only if and to the extent that (i) Tenant shall have been required hereunder to insure the same, (ii) Tenant shall have in fact maintained such insurance as required hereunder and (iii) Tenant shall have proceeded to adjust the insured loss diligently and in good faith), repair, restore, and rebuild the Premises to a condition substantially equivalent to that existing prior to such casualty, and shall do so each time and as often as any portion of the Premises shall be destroyed or damaged, regardless of whether such casualty is covered by any insurance policy maintained by Tenant. Except as expressly provided in Section 10(b), below, no damage or destruction of any building or any of the fixtures or other property therein shall be grounds for the termination of this Lease or relieve the Tenant from any obligation created or imposed by virtue of this Lease; any laws of the state in which the Premises is located to the contrary notwithstanding, including, but without limiting the generality of the foregoing, Tenant’s obligation to make payment of the rent and all other charges on the part of the Tenant to be paid, and the Tenant’s obligation to perform all other covenants and agreements on the part of the Tenant to be performed.
(b)    Notwithstanding anything contained in this Lease to the contrary, if Improvements, the replacement value of which shall exceed 50% or more of the replacement value of all Improvements at the Premises are damaged or destroyed by fire or other casualty during the last two (2) years of the term hereof and if, in Tenant’s reasonable opinion supported by the written opinion of third party experts (“Third Party Reports”), it will reasonably take more than 270 days from the date of adjustment of the loss with the insurance carrier to restore the Improvements to their condition immediately prior to such casualty, then Landlord and Tenant each shall have the right to terminate this Lease by giving the other party written notice of such termination within ninety (90) days after the date of such damage or destruction, specifying a termination date of a least one hundred twenty (120) days after the date of such notice of termination. Notwithstanding anything to the contrary contained herein, Tenant’s termination right under this Section 10(b) is expressly conditioned on Tenant’s giving Landlord notice, within thirty (30) days of the casualty, that Tenant intends on producing the Third Party Report and in fact produces the Third Party Report within sixty (60) days of the fire or other casualty. If this Lease is terminated as aforesaid, Tenant shall pay or cause to be paid to Landlord on or prior to the date of termination, insurance proceeds or a direct payment from Tenant or any combination of the two, in an aggregate amount equal to (i) the proceeds of all insurance maintained by Tenant hereunder covering such loss plus (ii) any deductible or other self-retained amount covering such loss, plus (iii) any remaining amount necessary so that Landlord shall have received in full the reasonably estimated cost to repair, restore and rebuild the Improvements to their condition immediately prior to such casualty. Upon such payment and termination, Tenant shall have no further liability to Landlord except for any terms and conditions that expressly survive the termination of this Lease.
11.    Public Taking.
(a)    If all or substantially all of the Premises shall be sold to or taken by any public authority under its power of condemnation or the threat thereof, this Lease shall terminate as of the date possession shall be transferred to the acquiring authority, and the rental payable hereunder shall be apportioned accordingly. Upon any taking of less than substantially all of the Premises, this Lease shall continue in force as to the part of the Premises not taken. In the event of any such partial taking, Tenant, at Tenant’s sole cost except as otherwise provided herein, shall, upon the availability of the funds therefor to Tenant as hereinafter provided (and subject to the effect of such taking), diligently rebuild or restore the remainder of the Premises to the condition in which they existed at the time of such taking. Except as herein specifically provided otherwise, all damages awarded by or amounts paid by the acquiring authority for any such taking, whether for the whole or a part of the Premises, shall belong to and be the property of Landlord; provided that Tenant shall have the right to make its separate claim for compensation for any loss or damage it suffers to its trade fixtures and for statutory relocation expenses. In the event of a partial taking any proceeds received by Landlord shall first be applied to reimburse Tenant for the costs of rebuilding or restoring the Premises to its condition at the time of taking (subject to the effect of such taking) on reasonable terms and conditions (which may include, without limitation, those that an institutional construction lender would customarily and reasonably require for disbursement of construction loan proceeds). Notwithstanding the foregoing, Tenant shall not be required to complete any restoration under this Section 11 the cost of which exceeds the funds made available to Tenant therefor as provided hereunder.
(b)    Notwithstanding anything contained in this Lease to the contrary, (i) if more than fifty percent (50%) of the gross building floor area of the Premises are taken during the last year of the term of this Lease, or (ii) such lesser amount that would prevent the Tenant from operating the Tenant’s business as operated in the ordinary course prior to such taking, or (iii) if access is taken such that the Premises no longer have reasonable vehicular and/or pedestrian access, or (iv) if the parking areas of the Premises are taken such that the remaining available parking does not meet the legal requirements therefor, then in any such event or events, Landlord and Tenant each shall have the right to terminate this Lease by giving to the other written notice of such termination within thirty (30) days after the date of such taking, specifying a termination date of at least sixty (60) days and not more than ninety (90) days after the date of notice of termination. Failure to give notice of termination within such thirty (30) day period shall be deemed to be a waiver of such right of termination. Notwithstanding the foregoing, a termination right made under clause (iv) hereof shall only be effective after Landlord has been given a reasonable opportunity (not to exceed sixty (60) days after the date of such taking) to replicate the parking at an offsite location reasonably acceptable to Tenant in Tenant’s business judgment.
(c)    In the event of a condemnation which does not result in a termination of this Lease then in that event the Base Rent payable hereunder and any other item in this Lease which is based upon the relative size of the Premises (including but not limited to the size of the Leased Parcel and the Improvements) shall be adjusted and decreased on a pro rata basis from and after the date of taking.

12.    Assignment and Subletting.
(a)    Except as otherwise expressly provided herein, Tenant shall have no right to assign or transfer this Lease, sublet all or any part of the Premises, grant a mortgage on Tenant’s leasehold interest under this Lease or otherwise hypothecate any interest of Tenant hereunder, or grant a license or other use or occupancy right to any other person or entity to use all or any part of the Premises, whether voluntarily, involuntarily or by operation of law or whether directly or indirectly (any of the foregoing being a “Transfer”), in each case without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant may engage in any of the following transactions (each, a “Permitted Transfer”) without the consent of the Landlord: (i) the sublease or assignment of Tenant’s interest under this Lease (the “Tenant Interest”) to any Tenant Affiliate; (ii) a sublease or assignment to any entity in connection with a public offering of stock by Tenant; or (iii) a transaction pursuant to which Tenant is merged or consolidated with any other entity or pursuant to which all or substantially all of Tenant’s assets (including, without limitation, the Tenant Interest) are sold or transferred as a "going concern” and in a single transaction; provided, however, that in any such case (A) the Transfer shall be made in good faith and for a legitimate business purpose other than circumventing the restrictions on Transfer otherwise applicable under this Section 12, (B) except in the case of a Transfer under clause (i) immediately above, either (x) at the time of the proposed Transfer, each of Tenant and any applicable proposed transferee satisfy the Financial Prerequisite or (y) immediately following the Transfer the entity comprising Tenant shall have a Tangible Net Worth at least equal to that of Tenant as of the Effective Date (the “Original Net Worth”) provided that commencing on the first day after the conclusion of the first twelve (12) full calendar months of the term, and then continuing annually thereafter on the one (1) year anniversary of such date, the Original Net Worth shall be deemed increased by 1.75% above the Original Net Worth in effect for the previous year, (C) Tenant shall have given Landlord at least fifteen (15) days’ prior written notice of any intended Permitted Transfer (which notice shall contain information reasonably necessary for Landlord to conclude that Tenant’s intended transaction qualifies as a Permitted Transfer), and (D) the Permitted Transfer shall be subject to all of the other terms and conditions of this Lease. For the purposes of this Lease, the entering into of any management agreement or any agreement in the nature thereof transferring control of the business operations of Tenant in the Premises as well as any substantial percentage of the profits and losses thereof to a person or entity other than Tenant, or otherwise having substantially the same effect, shall be treated for all purposes as a Transfer of this Lease and shall be governed by the provisions of this Section 12. As used herein:
“Financial Prerequisite” shall mean and be deemed to be satisfied with respect to any applicable Tenant Entity (as defined herein) if, at the applicable time (as the context shall provide for hereunder), the Tenant Entity is a US domiciled corporation for which either (i) the corporation’s common stock is traded on a US public securities exchange with a market capitalization of Two

Billion dollars ($2,000,000,000.00) or (ii) the corporation’s Tangible Net Worth is at least Four Hundred Twenty Five Million dollars ($425,000,000.00) (the “Minimum Net Worth”), provided that commencing on the first day after the conclusion of the first twelve (12) full calendar months of the term, and then continuing annually thereafter on the one (1) year anniversary of such date, the Minimum Net Worth shall be increased by 1.75% above the previous year’s Minimum Net Worth;
“Tangible Net Worth” shall mean, with respect to any Tenant Entity, the excess of the Tenant Entity’s total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied (“GAAP”), but excluding, however, from the determination of total assets all assets that would be classified as intangible assets under GAAP (including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises);
“Tenant Affiliate” shall mean any entity which controls, is controlled by, or is under common control with Tenant; and
“Tenant Entity” shall mean the holder of the Tenant’s interest under this Lease at any given time (or, in the context specifically provided for in Section 12(a), its transferee).
(b)    In the event Tenant desires to enter into a Transfer which requires Landlord’s consent, Tenant shall notify Landlord in writing at least thirty (30) days in advance of the proposed effective date of Transfer (the “First Request”) of Tenant’s intent to so Transfer, the proposed effective date of such Transfer and the terms and conditions of the Transfer including all rent and other consideration to be paid by the proposed transferee (“Transfer Information”), and shall request in such notification that Landlord consent thereto. Landlord shall respond to the First Request within ten (10) business days of its receipt thereof (including its receipt of all Transfer Information required to be included therein). If Landlord denies the First Request the response shall set forth the reasons therefor, which may include, in Landlord’s sole discretion, a request for additional reasonable Transfer Information. If Landlord responds to the First Request by denying its consent or if Landlord fails to timely respond to the First Request, Tenant may send Landlord an additional request (the “Second Request”), which Second Request shall contain any and all additional reasonable Transfer Information requested by Landlord pursuant to its response to the First Request. Failure of Landlord to respond to the Second Request within ten (10) business days of Landlord’s receipt thereof shall constitute approval of the Second Request. In any event, upon request, Tenant shall promptly provide Landlord with all additional information relating to any proposed Transfer as may be reasonably requested by Landlord. If Landlord consents in writing to a Transfer, such consent shall be deemed conditioned upon Tenant’s compliance with the provisions of Section 12(c) below within ninety (90) days of Landlord’s consent (or any shorter period as may be applicable as set forth in Section 12(c)) and the failure to so comply in a timely manner shall be deemed to give Landlord reasonable cause for withholding or withdrawing its consent.

(c)    (i)    Except for a Permitted Transfer, the Transfer must be, in the case of a sublease, a commercially leasable space and, in the case of an assignment, a transfer to the transferee of all of Tenant’s rights in and interests under this Lease.
(ii)    At the time of such Transfer, this Lease must be in full force and effect without any Event of Default existing.
(iii)    The transferee shall unconditionally assume in the case of an assignment, by written recordable instrument, the due performance of all of the obligations of the Tenant under this Lease, including any accrued obligations at the time of the assignment.
(iv)    A copy of the Transfer instrument and the original assumption agreement under clause (iii) above fully executed and acknowledged by the transferee, shall be delivered to Landlord within ten (10) days from the effective date of such Transfer.
(v)    Such Transfer shall be upon and subject to all the provisions, terms, covenants and conditions of this Lease including but without limitation all use restrictions and restrictions on Transfer hereunder and Tenant (and any transferees of this Lease or guarantors of Tenant’s obligations hereunder) shall continue to be and remain primarily and unconditionally liable hereunder.
(vi)    Except for a Permitted Transfer, Tenant shall, within ten (10) days of Landlord’s billing Tenant therefor, reimburse Landlord for Landlord’s reasonable attorneys’ fees for examination of and/or preparation of any documents in connection with such assignment or subletting not in excess of $3,000.00 (the “Transfer Fee”) in connection with any single assignment or subletting request, provided that commencing on the first day after the conclusion of the first twelve (12) full calendar months of the term, and then continuing annually thereafter on the one (1) year anniversary of such date, the Transfer Fee shall be increased by 1.75% above the previous year’s Transfer Fee.
(d)    In the case of any assignment or sublet requiring Landlord’s consent as set forth above, Tenant will pay to Landlord, within thirty (30) days following Tenant’s receipt thereof, 50% of:
(i)    in the case of an assignment, (A) all consideration paid to and received by Tenant by the assignee with respect to the value of the leasehold and leasehold improvements in excess of the unamortized cost thereof (but not including any value attributable to Tenant's furniture, trade fixtures, equipment, inventory, other personal property, or for good will or other intangible assets), less (B) all costs actually paid by Tenant in order to consummate such assignment, including but not limited to free rent, brokerage fees, improvement costs, moving costs and attorneys' fees (provided that if any of such costs were paid to an affiliate of Tenant then those costs shall only be deducted to the extent that they do not exceed what such costs would have been had they been paid to an unaffiliated party on an arm’s-length basis); and
(ii)    in the case of a sublease, (A) all rents, additional charges or other consideration received by Tenant during the term of the sublease, plus (B) any consideration received by Tenant for leasehold improvements in excess of their unamortized cost (but not including any value attributable to Tenant's furniture, trade fixtures, equipment, inventory, other personal property, or for good will or other intangible assets), less (C) the sum of all Base Rent and additional rent thereafter incurred by Tenant under this Lease (or a pro rata portion thereof in connection with a partial sublet, to the extent allowed by Landlord), and less (D) all costs actually paid by Tenant in order to consummate such sublet, including but not limited to brokerage fees, free rent, improvement costs, moving costs and attorneys' fees (provided that if any of such costs were paid to a Tenant Affiliate then those costs shall only be deducted to the extent that they do not exceed what such costs would have been had they been paid to an unaffiliated party on an arm’s-length basis).
(e)    Any purported Transfer made without full compliance with the provisions of this Section 12 shall, at Landlord’s election, be void and shall confer no rights upon any third person. If without conformance to the above process this Lease or the Premises or any part thereof shall be transferred or the Premises occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Base Rent and additional rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the foregoing covenant, or an acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from full performance hereunder. Except as otherwise expressly provided in Section 12(g), Tenant shall remain primarily liable for all of the obligations of the Tenant hereunder notwithstanding any assignment by Tenant of any of its rights or interests hereunder. Each assignee shall be subject to all of the terms and conditions of this Lease, including all restrictions on Transfer. Each sublease shall be subordinate to the terms and conditions of this Lease, and any Transfer or attempted Transfer by any subtenant with respect to its right, title or interest under the sublease shall be deemed a Transfer or attempted Transfer under this Lease. No act or conduct by the Landlord other than its express written consent shall constitute its consent or waiver of its consent rights with respect to a particular Transfer. No Transfer or consent to Transfer will operate to waive Landlord’s rights with respect to any future Transfer.
(f)    Notwithstanding anything in this Lease to the contrary, Tenant may from time to time, subject to all of the provisions of the Lease, permit portions of the Premises to be used under so-called “desk sharing” arrangements by Tenant Related Parties (each such desk or office space user, a “Desk Space User”); provided, that (A) each Desk Space User shall use the Premises in accordance with all of the provisions of this Lease, and only for the use expressly permitted pursuant to this Lease, (B) in no event shall the use of any portion of the Premises by a Desk Space

User create or be deemed to create any right, title or interest of such Desk Space User in any portion of the Premises or under this Lease or any other tenancy or occupancy rights whatsoever, (C) such “desk sharing” arrangement shall terminate automatically upon the termination of the Lease, and (D) Tenant shall receive no rent or other payment or consideration for the use of any space in the Premises by any Desk Space User in excess of an allocable share of the rent payable by Tenant under the Lease. As used herein, “Tenant Related Party” shall mean any persons or entities with whom Tenant has an ongoing business relationship other than as tenants or occupants of the Premises (such as, by way of example, Tenant’s auditors, Tenant’s clients and Tenant’s joint venturers).
(a)    Any assignment of this Lease made by Tenant with the consent of Landlord and otherwise in compliance with the requirements of this Section 12 shall act to automatically relieve Tenant of any further responsibility to Landlord pursuant to this Lease from and after the effective date of such assignment; provided, however, that (i) at least ten (10) full years of term have occurred and (ii) Tenant provides Landlord with reasonable evidence demonstrating that the assignee Tenant Entity meets the Financial Prerequisite at the time of the proposed assignment.
13.    Subordination, Non-Disturbance and Attornment. Tenant agrees that this Lease is and shall be and remain subordinate to the interests of any holder (a “Mortgagee”) of any present or future mortgage, deed of trust, ground lease or master lease upon all or any part of the Premises (each, a "Superior Instrument"), irrespective of the time of execution or time of recording of any such Superior Instrument, and to all renewals, extensions thereof, modifications or amendments thereto or advances thereunder, as applicable. Upon the request of Landlord or any Mortgagee, Tenant shall enter into an attornment agreement with such Mortgagee in the customary form reasonably required by such Mortgagee. Notwithstanding the foregoing, Tenant’s subordination to any Superior Instrument shall not be effective until such time as Tenant and the Mortgagee shall have entered in a Subordination, Non-Disturbance and Attornment Agreement in the form of EXHIBIT C annexed hereto and made a part hereof or in another reasonable and customary form (an “SNDA”). Notwithstanding the foregoing or anything to the contrary contained herein, at the request in writing of any Mortgagee, this Lease shall be deemed superior to its Superior Instrument, whether this Lease was executed before or after such Superior Instrument, and Tenant shall execute such documents in recordable form as the Mortgagee shall request. Notwithstanding the foregoing, on the Commencement Date, Landlord shall deliver to Tenant an SNDA executed by any Mortgagee at the time thereof.
14.    Default.
(a)    Default/Remedies. If (a) default be made in the payment of Base Rent or any additional rent payable hereunder by Tenant, and such default shall continue for ten (10) days after written notice of default is delivered to Tenant in accordance with Section 17, or (b) default be made in any of the other covenants or conditions herein contained on the part of Tenant and such default shall continue for thirty (30) days after written notice thereof shall have been given to Tenant in accordance with Section 17 (except that such thirty (30) day period shall be automatically extended for such additional period of time as is reasonably necessary to cure such default if such default cannot be cured within such first 30 day period and provided Tenant commences the process of curing such default within said first 30 day period and continuously and diligently pursues such cure to completion), or (c) except as otherwise permitted by this Lease, a Transfer is made without the prior written consent of Landlord, or (d) Tenant shall become insolvent or bankrupt or make an assignment for the benefit of creditors, or (e) a receiver or trustee of Tenant’s or guarantor’s property shall be appointed and such receiver or trustee, as the case may be, shall not be discharged within 90 days after such appointment, or (f) Tenant shall be dissolved or liquidated or proceedings shall have been commenced to dissolve or liquidate, or (g) Tenant shall abandon the Premises and cease to pay rent, or (h) any of the insurance required to be maintained under Section 9 shall not be in force and effect, the occurrence of any such event in the forgoing clauses (a) through (h) being an “Event of Default,” then, in any such case, Landlord may, upon ten (10) days prior notice to Tenant, terminate Tenant’s tenancy and recover possession of and reenter the Premises without accepting a surrender of the Premises or affecting Tenant’s liability for past rent and other charges due or future rent and other charges to accrue hereunder. In the event of any such default, Landlord shall be entitled to recover from Tenant, in addition to rent and additional rent, all other damages sustained by Landlord proximately caused by the breach of this Lease, including, but not limited to, the costs, expenses and reasonable attorney fees incurred by Landlord in enforcing the terms and provisions hereof and in reentering and recovering possession of the Premises and for the cost of repairs, alterations and brokerage and reasonable attorney fees connected with the reletting of the Premises. As an alternative, at the election of Landlord, Landlord shall have the right to accept a surrender of the Premises (without the need for any affirmative act or acquiescence by Tenant), without any further rights or obligations on the part of Landlord or Tenant (other than Tenant’s obligation for rent and other charges due and owing through the date of acceptance of surrender), so that Landlord may relet the Premises without any right on the part of Tenant to any credit or payment resulting from any reletting of the Premises. Alternatively, at the option of the Landlord, in the event Tenant’s tenancy is so terminated, Landlord may recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an aggregate sum, which at the time of such termination of Tenant’s tenancy, represents the amount of the excess, if any, of the value of the whole balance of Base Rent, charges and all other sums payable hereunder for the entire balance of the term of this Lease herein reserved or agreed to be paid by Tenant, over the then current fair market rental value of the Premises, such difference to be discounted to present value at a rate equal to two (2) points above the Federal Reserve Bank’s discount rate then in effect. In case of a default under this Lease, Landlord may, in addition to terminating Tenant’s tenancy and/or accepting a surrender, or in lieu thereof, pursue such other legal or equitable remedy or combination of remedies and recover such other damages for breach of tenancy and/or contract as available at law or otherwise. All of the remedies available to Landlord under this Lease shall be cumulative and may be exercised by Landlord in any order or combination that Landlord shall require.
(b)    Landlord’s Right to Cure. All covenants and agreements to be performed by the Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of rent. If the Tenant shall fail to pay any sum of money required to be paid by it hereunder, other than rent, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for 30 days after notice thereof by the Landlord, the Landlord may, but shall not be obligated to, cure such default, without waiving or releasing the Tenant from any other default by Tenant under this Lease. All sums so paid by the Landlord and all necessary incidental costs (including reasonable attorney’s fees) incurred by Landlord in enforcing any of the terms, covenants or conditions of this Lease, or curing any default or in suing for or obtaining relief by reason of a breach thereof, together with interest on all of the foregoing at the rate set forth below from the date of payment or incurring by the Landlord, shall be payable as additional rent to the Landlord on demand. Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of the nonpayment thereof by the Tenant as in the case of default by the Tenant in the payment of rent.
(c)    Waivers. A waiver by Landlord or by Tenant of a breach or default by the other party under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default nor of any other term or condition of this Lease, and the failure of the non-defaulting party to assert any breach or to declare a default by the defaulting party shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord and/or Tenant, unless such waiver be in writing signed by the waiving party.
(d)     Landlord’s Default. Landlord shall not be deemed to be in default hereunder unless such default shall remain uncured for more than thirty (30) days following written notice from Tenant specifying the nature of such default, or such longer period as may be reasonably required to correct such default. In no event whatsoever shall Landlord be liable hereunder for any consequential, special punitive or any indirect damages notwithstanding anything to the contrary set forth in this Lease. In the event Landlord defaults under the terms of this Lease Tenant may, subject to the express terms of this Lease, exercise any right or remedy available to Tenant at law or in equity on account thereof.
(e)     Limit on Tenant Liability. In no event shall Tenant be liable for any indirect or consequential damages of Landlord or any other party as a result of any event of default hereunder or for any other action or inaction of the Tenant in connection with this Lease. In no event shall the members, managers, officers, directors, agents, partners, principals, employees and/or shareholders of Tenant have any liability whatsoever for any damages and/or liability under this

Lease and the Landlord will look solely to the Tenant for the recovery of any damages or otherwise under any terms, covenants or conditions contained in this Lease. Landlord hereby waives any statutory or common law lien or right of distraint against any and all of Tenant’s customer files and business records.
15.    Costs and Attorney Fees. Should either party hereto commence any legal action (excepting any Arbitration, as defined herein) against the other to enforce any obligation under this Lease, the prevailing party (as determined in such action) shall be entitled to recover from the non-prevailing party reasonable attorneys’ fees, costs and expenses incurred in contesting such dispute.
16.    Interest. Any amount due from Landlord or Tenant to the other hereunder which is not paid when due, or with respect to any other amount for which this Lease specifically calls for the payment of interest, shall bear interest at an annual rate equal to 4% per annum in excess of the prime rate of interest published from time to time in the Wall Street Journal-Eastern Edition (but in no event shall such rate of interest exceed the maximum rate of interest permitted to be charged by law) from the date due until paid, compounded monthly, but the payment of such interest shall not excuse or cure any default by Landlord or Tenant under this Lease.
17.    Notices. All notices and demands by any party to any other shall be given in writing and either personally served or sent by a nationally recognized overnight courier, requiring proof of delivery, or by United States certified mail, postage prepaid, return receipt requested, and addressed as follows:

To Landlord:	CPI 100 Chelmsford, LLC; CPI 144 Chelmsford, LLC c/o Calare Properties, Inc. 43 Broad Street Hudson, MA 01749 Attn: William Manley E-mail: wmanley@calare.com with a copy to:
Brown Rudnick LLP
One Financial Center
Boston, MA 02111
Attention: Nathaniel H. Amendola, Esq. & Thomas J. Phillips, Esq.
Telephone: (617) 856-8574 (Amendola);
(617) 856-8383 (Phillips)
Email: namendola@brownrudnick.com; tphillps@brownrudnick.com

To Tenant:	MACOM Technology Solutions Holdings Inc. 100 Chelmsford Street Lowell, MA 01851 Attention: Wayne Goddard, Director of Facilities Telephone: (978) 656-2993 Email: Wayne.Goddard@macom.com
with a copy to:	MACOM Technology Solutions Holdings Inc. 100 Chelmsford Street Lowell, MA 01851 Attention: J. Rame, Sr. Corporate Attorney Telephone: (978) 656-2656 Email: james.rame@macom.com
Scarinci Hollenbeck 1100 Valley Brook Avenue Lyndhurst, NJ 07071 Attention: Victor E. Kinon, Esq. Telephone: (201) 896-4100 Email: vkinon@sh-law.com

Any party may, upon prior notice to the others, specify a different address for the giving of notice. Notices shall be effective on the date of personal service or one day after sending if sent by overnight courier or two (2) Business Days after sending if sent by certified mail, return receipt requested. As used herein, “Business Day” shall mean any day other than a Saturday, Sunday or holiday recognized by banks in Massachusetts. Either party (a “receiving party”) may herein, or by notice to the other party (a “sending party”), request that “courtesy copies” of any notice given by the sending party to the receiving party (“courtesy copies”) also be sent to the receiving party by email at the email addresses provided for herein (or at a future email address as shall be designated by notice given in accordance in accordance with this Section 17). In the event of such a request, the sending party shall endeavor to send courtesy copies as so requested; provided, however, that under no circumstances hereunder shall any notice be deemed ineffective, nor shall the sending party have any liability to the receiving party, on account of the sending party’s failure to send (for whatever reason) or the receiving party’s failure to receive (for whatever reason), any courtesy copies, notwithstanding anything to the contrary contained herein. Notice by telephone shall not suffice as a means for giving notice hereunder, the provision of any telephone numbers hereinabove being for the parties’ convenience only.
18.    Termination. Upon the termination of this Lease, by expiration or otherwise, Tenant shall surrender the Premises, including without limitation (i) all Improvements located therein (except as otherwise expressly provided in clause (ii) below) and (ii) all Alterations made thereto and Permanent Fixtures installed therein (except for any Business Installations removed in accordance with Section 8(b)), to Landlord in vacant condition, free from all tenants and occupants, broom clean, free of all trash and debris and otherwise in the same good order, condition and repair in which Tenant is obligated to keep, repair, and maintain the Premises throughout the term, excepting only ordinary wear and tear and damage from casualty or condemnation that Tenant is not responsible for the repair or restoration of to the extent (if any) expressly provided hereunder. All moveable furnishings, trade fixtures and other equipment and personal property owned by Tenant, whether or not attached to the Improvements, shall be removed from the Premises by Tenant, at Tenant’s sole expense, by no later than the date of termination, and Tenant shall repair any and all damage caused by such removal. In the event Tenant fails so to remove any thereof or fails to repair any such damage to the Premises or the Property, or in the event that Tenant fails to perform any restoration or removal as may be required under clause (B) of Section 8(a) above, Landlord may do so and Tenant shall reimburse Landlord for the cost of such restoration, removal and repair upon demand. In any event, any trade fixtures, equipment, furniture and other personal property of Tenant which remain in the Premises following the expiration or earlier termination of the term, at the Landlord’s option, shall be deemed abandoned by Tenant and may thereafter be removed and stored at the cost of the Tenant or retained as the property of the Landlord or sold or otherwise disposed of by the Landlord, in any such case without any liability to or recourse by the Tenant or anyone claiming by, through or under the Tenant.
19.    Quiet Enjoyment. So long as Tenant shall duly and punctually perform and observe all of its obligations under this Lease, Tenant shall peaceably and quietly enjoy the Premises free from hindrance by Landlord or any party claiming by, through or under Landlord, subject, however, to zoning laws and ordinances, all matters set forth in EXHIBIT D attached hereto (the “Permitted Encumbrances”), the REA (as defined herein) and any Project Documents (as defined herein).

20.    Holding Over. If Tenant remains in the Premises beyond the expiration of the term of this Lease or the earlier termination thereof (as the case may be, “Lease Termination”), such holding over shall not be deemed to create any tenancy at will, but Tenant shall be a tenant at sufferance only, subject to all of Tenant’s obligations set forth herein except that Base Rent shall be payable for Tenant’s use and occupancy at a daily rate as follows: (i) for first 60 days following Lease Termination, one hundred fifty percent (150%) of the Base Rent otherwise provided for herein; (ii) for the 61st day through the 120th day following Lease Termination, one hundred seventy five percent (175%) of the Base Rent otherwise provided for herein; and (iii) from and after the 121st day following Lease Termination, two hundred percent (200%) of the Base Rent otherwise provided for herein. The acceptance of a purported rent check following termination shall not constitute the creation of a tenancy at will, it being agreed that Tenant's status shall remain that of a tenant at sufferance, at the aforesaid daily rate. Any reference in this Lease to Tenant's obligations continuing during the period of any holdover shall not be deemed to grant Tenant the right to a holdover or imply Landlord's consent to any such holdover. In addition, should Tenant remain in the Premises as a holdover Tenant in excess of sixty (60) days beyond Lease Termination, Tenant shall indemnify Landlord for, from, and against all costs, claims, liabilities and damages arising from or in any manner related to any such holdover including, without limitation, damages payable to the subsequent tenant or related to the loss of a tenant, notwithstanding anything to the contrary set forth elsewhere in this Lease.
21.    Right of Entry. Landlord shall at all times, upon not less than 24 hours advance notice (except in the case of emergencies) and with due regard for Tenant’s reasonable security concerns, have the right during Tenant’s regular business hours to re-enter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, investors, mortgagees or (during the last two (2) years of the term) tenants and to post notices of non-responsibility provided that (i) such entry does not interfere with Tenant’s business operations in the Premises, (ii) no repair, alterations or improvements shall reduce the size of the Premises other than in a de minimis fashion, and (iii) Landlord shall be responsible for any injury or damage occasioned to the Premises during such entry due to Landlord’s and/or Landlord’s employees, agents and/or contractors negligence or willful misconduct.
22.    Estoppel Certificates. Landlord and Tenant each agree that at any time and from time to time upon not less than fifteen (15) days prior request of the other party, the party of whom the request is made shall execute, acknowledge and deliver to the requesting party a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, specifying the same), (b) the dates to which the rent and other charges have been paid, (c) that to the knowledge of the party supplying the certificate the other party is not in default under any provisions to this Lease (or if such party knows of any such default, specifying the same) and (d) such other matters as the requesting party or such party’s mortgagee shall reasonably request; it being intended that any such statement may conclusively be relied upon by Landlord (if requested by Landlord), Tenant (if requested by Tenant), any person proposing to acquire Tenant’s or Landlord’s interest in this Lease or any prospective mortgagee of or assignee of any mortgage upon Landlord’s interest, as applicable. Any such certification shall be deemed to have been given for good and valuable consideration whether so stated or not.
23.    Non-Liability of Landlord. Except to the extent occasioned by the negligence or willful misconduct of Landlord and/or Landlord’s employees, agents, owners, contractors, managers, directors and/or licensees (each, a “Landlord Party”), but in all such cases subject to the provisions of Section 9(f), Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any injury or damage to any person or property in or about the Premises resulting from the Premises, or any part thereof or any equipment thereof, becoming out of repair; flooding of basements or other areas; damages caused by sprinkling devices, air conditioning apparatus, snow, frost, water leakage, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise or the bursting or leaking of pipes or plumbing fixtures; any act or neglect of other tenants or occupants or employees in the Premises; or any other thing or circumstance whatsoever concerning the Premises, whether of a like nature or of a wholly different nature, to the fullest extent permitted by applicable law. All property in or about the Premises belonging to Tenant, its agents, employees or invitees shall be there at the risk of Tenant or other person only, and Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof unless caused by the negligence or willful misconduct of Landlord (but in all cases subject to the provisions of Section 9(f)). If Landlord shall fail to perform any covenant or condition of this Lease upon Landlord’s part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, then such judgment shall be satisfied only out of the right, title and interest of Landlord in the Premises and out of rents or other income, insurance proceeds, condemnation proceeds, financing or refinancing and/or sale proceeds from the Premises receivable by Landlord and Landlord shall not be personally liable for any deficiency. In no event shall the members, managers, officers, directors, agents, partners, principals, employees and/or shareholders of Landlord have any liability whatsoever for any damages and/or liability under this Lease and, subject to all limitations on Landlord’s liability contained herein, Tenant will look solely to Landlord for the recovery of any damages or otherwise under any terms, covenants or conditions contained in this Lease.
24.    Transfer by Landlord. In the event of a sale or conveyance by Landlord of the Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions herein contained which accrue after the date of transfer, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease, provided, further, that the transferee expressly agrees in writing to assume the Landlord’s obligations under this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of Landlord in and to this Lease, which successor in interest shall be obligated on this Lease only so long as it is the owner of Landlord’s interest in and to this Lease.

25.    No Liens. Except as expressly permitted elsewhere in this Lease without in each instance the prior written consent of Landlord, Tenant shall not directly or indirectly create or permit to be created or to remain, and will immediately discharge, any lien, encumbrance, or charge on, or pledge of, the Premises, or any part thereof, the interest of Tenant hereunder or therein, or the rent or other payments hereunder, other than: (a) this Lease; (b) any assignment, pledge, lien, encumbrance, charge, conditional sale, or title retention agreement affecting the Premises, resulting solely from (i) any action by Landlord or (ii) any liability or obligation of Landlord which Tenant is not obligated by this Lease to assume; (c) liens for Taxes not yet payable; or (d) liens of mechanics, materialmen, suppliers, or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not yet due, provided that such reserve or other appropriate provision, if any, as may be required by generally accepted accounting principles shall have been made therefor. In amplification and not in limitation of the foregoing, Tenant shall not knowingly permit any portion of the Premises to be used by any person or persons or by the public, as such, at any time or times during the term of this Lease, in such manner as might tend to impair the title or interest of Landlord in the Premises, or any portion thereof, or in such manner as might make possible a claim or claims of adverse use, adverse possession, prescription, dedication, or other similar claims of, in, to, or with respect to the Premises, or any part thereof.
26.    Net Lease. This Lease is intended to be and shall be an absolute “net, net, net” lease, and the rent and all other sums payable hereunder by Tenant (all of which shall be deemed to be additional rent) shall be paid without notice or demand and without set-off, counterclaim, abatement, suspension, deduction, or defense except to the extent (if any) otherwise expressly set forth in this Lease. As more particularly set forth herein, Tenant shall pay all Taxes, insurance premiums, maintenance, repair and replacement costs and expenses, utility charges and expenses, and all other costs and expenses, of whatever nature, relating in any way to the Premises and/or the operation thereof during the term of this Lease except as otherwise expressly provided in this Lease. In addition, this Lease shall continue in full force and effect and the obligations of Tenant hereunder shall not be released, discharged, diminished, or otherwise affected by reason of any damage to or destruction of the Premises, or any part or parts thereof; any partial taking; any restriction on or prevention of or interference with any use of the Premises, or any part or parts thereof, except to the extent otherwise expressly set forth in this Lease.
27.    Environmental Covenants. Tenant shall not produce, use, store, or dispose of any toxic or hazardous chemicals, wastes, materials or substances, or any pollutants or contaminants, as those terms are defined in any applicable federal, state, local or other governmental law, statute, ordinance, code, rule or regulation (“Hazardous Substances”) at, in, on, under or from the Premises, except to the extent that such Hazardous Substances are used in or generated in the ordinary course of operating and maintaining Tenant’s business on the Premises and are produced, stored, used, or disposed of in accordance with all such laws, statutes, ordinances, codes, permits, rules and regulations which are applicable to the Premises or the Tenant (“Environmental Regulations”) and

except that certain non-friable asbestos in good condition or asbestos which has been encapsulated in accordance with applicable Environmental Regulations may remain on the Premises. Tenant shall not allow any Hazardous Substance to be emitted, discharged, released, spilled or deposited from, in or on the Premises during the term of this Lease as a result of the act or omission of Tenant or any Tenant Responsible Party. In addition, Tenant shall use commercially reasonable efforts to not allow any Hazardous Substance to be emitted, discharged, released, spilled or deposited from, in or on the Premises during the term of this Lease as a result of the act or omission of any parties other than Tenant or a Tenant Responsible Party. In the event of a release of Hazardous Substances during the term of this Lease (other than as allowed by Environmental Regulations), Tenant shall upon becoming aware of the same (a) report such release to the applicable governmental authority in accordance with applicable Environmental Regulations, and to Landlord within five (5) business days, (b) remove and remediate such release as required by Environmental Regulations and (c) promptly provide Landlord with any reports or other documentation related to its response to any such release, except that to the extent that any such release is caused by the negligence or willful act of a Landlord Party then Tenant’s only obligation under this sentence is to notify Landlord thereof under clause (a). If at any time Tenant receives a notice of violation, order, information request or demand from an agency with jurisdiction over the Premises (as the case may be, an "NOV"), Tenant shall notify Landlord within thirty (30) days of receipt that such NOV has been received and Tenant shall respond to the NOV within the time period required by Environmental Regulations. During the term of this Lease, Tenant shall obtain and maintain, or register under, as applicable, all licenses and permits required by any Environmental Regulation. Tenant shall, in accordance with Environmental Regulations, maintain all safety data sheets with respect to Hazardous Substances stored or used by Tenant, and upon request by Landlord, Tenant shall promptly provide a copy of such safety data sheets to Landlord. Landlord upon at least twenty-four (24) hours prior written notice to Tenant shall have the right to enter the Premises to inspect the same for compliance with the provisions of this Section 27. Tenant agrees to indemnify Landlord against, and to hold Landlord harmless from, any and all claims, demands, judgments, fines, penalties, costs, damages and expenses, including court costs and reasonable attorneys, fees in any suit, action administrative proceeding or negotiations resulting therefrom, and including costs of investigation, remediation, clean-up and/or monitoring of the Premises and the environment (“Environmental Claims”), resulting from (i) the presence or release of any Hazardous Substances at the Premises that first occurs prior to the term of this Lease and resulted from the acts or omissions of Tenant or any Tenant Responsible Party (as the case may be, “Tenant Entities”), or (ii) the presence or release of any Hazardous Substances at the Premises that first occurs during the term of this Lease (including any holdover period) except to the extent caused by the negligence or willful act of a Landlord Party, in either case (i) or (ii) regardless of whether or not the release or presence of such Hazardous Substances is a result of a violation by Tenant or any Tenant Entities of this Section 27 or of any Environmental Regulation, to the fullest extent permitted by applicable law. Notwithstanding the foregoing, Landlord shall defend, indemnify and hold harmless the Tenant and any Tenant Entities from any Environmental Claims to the extent resulting from the negligence or willful act of Landlord and/or its agents, employees, contractors, vendors, and invitees including but not limited to any exacerbation of any existing conditions caused by the negligence or willful act of Landlord and/or its employees, contractors, vendors and invitees (as the case may be, “Landlord Entities”). The parties acknowledge that Tenant or one or more Tenant Responsible Parties have been in possession or control of the Leased Parcel prior to Effective Date and that under no circumstances whatsoever shall Landlord have any liability to Tenant on account of any condition existing on or about the Leased Parcel on the Effective Date or otherwise existing due to the act or omission of Tenant or any Tenant Responsible Parties. As used herein, “Tenant Responsible Party” shall mean, with respect to Tenant, any present or former officer, director, stockholder, member, manager, partner, affiliate, parent or subsidiary (whether direct or indirect), agent, employee, contractor, vendor, invitee, subtenant, licensee or other party for whose conduct Tenant may be legally responsible. Tenant’s and Landlord’s obligations and liabilities under this Section 27 shall survive the termination of this Lease.

28.	Representations.
(a)    Landlord represents and warrants to Tenant as of the Effective Date that (i) Landlord has the power and authority to execute and deliver this Lease and to comply with all the provisions of this Lease, (ii) the performance by Landlord of Landlord’s duties and obligations under this Lease and of all other acts necessary and appropriate for the full consummation of the lease of the Leased Parcel under this Lease are consistent with and not in violation of, and will not create any adverse condition under, any contract, agreement or other instrument to which Landlord is a party, or any judicial order or judgment of any nature by which Landlord is bound, and (iii) there is no action, suit or proceeding pending or, to Landlord’s actual knowledge, threatened by or against or affecting Landlord which does or will involve or affect the Leased Parcel or Landlord’s title thereto, or Landlord’s ability to perform its obligations under this Lease or any documents entered into pursuant to this Lease.
(b)    Tenant represents and warrants to Tenant as of the Effective Date that (i) Tenant has the power and authority to execute and deliver this Lease and to comply with all the provisions of this Lease, (ii) the performance by Tenant of Tenant’s duties and obligations under this Lease and of all other acts necessary and appropriate for the full consummation of the lease of the Leased Parcel under this Lease are consistent with and not in violation of, and will not create any adverse condition under, any contract, agreement or other instrument to which Tenant is a party, or any judicial order or judgement of any nature by which Tenant is bound, and (iii) there is no action, suit or proceeding pending or, to Tenant’s actual knowledge, threatened by or against or affecting Tenant which does or will involve or affect the Leased Parcel or Tenant’s interests under this Lease, or Tenant’s ability to perform its obligation under this Lease or any documents entered into pursuant to this Lease.

29.    Execution. The submission of this document for examination does not constitute an offer to lease, or a reservation of, or option for, the Premises and this document becomes effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. Tenant confirms that Landlord has made no representations or promises with respect to the Premises or the making or entry into of this Lease except as are expressly set forth herein, and agrees that no claim or liability shall be asserted by Tenant against Landlord for, and Landlord shall not be liable by reason of breach of any representations or promises not expressly stated in this Lease. This Lease can be modified or altered only by agreement in writing between Landlord and Tenant.
30.    Binding Effect. The covenants, agreements and obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties here to and their respective personal representatives, heirs, successors and assigns of Tenant (but in the case of assigns only to the extent that assignment is permitted hereunder). No third party, other than such successors and assigns, shall be entitled to enforce any or all of the terms of this Lease or shall have rights hereunder whatsoever.
31.    Signs. Tenant may, at its sole cost and expense and without the necessity of obtaining the consent of Landlord, prepare, install, affix or use any signs or other advertising or identifying media on or about the exterior of the Premises identifying any occupants of the Premises or their respective businesses, provided that in no event shall such signage adversely affect the structural integrity of the Improvements, and provided further, that Tenant shall comply with any and all governmental laws, regulations, ordinances and rules and all recorded restrictions and covenants. Tenant shall indemnify and hold Landlord harmless from all claims, losses, liabilities, damages and expenses (including reasonable attorney’s fees) resulting from the installation of any signs or other advertising or identifying media pursuant to this Section 31. Upon the termination of this Lease, by expiration or otherwise, Tenant shall remove any and all signs or other advertising or identifying media installed by Tenant and Tenant shall repair any damage as a result of such removal.
32.    Interpretation. The laws of the Commonwealth of Massachusetts shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. Whenever the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or paragraphs of this Lease nor in any way affect this Lease.
33.    Force Majeure. In the event that Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws, regulations, orders or decrees, riots, insurrection, war, acts of God, inclement weather, or other reason beyond such party’s reasonable control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided that nothing contained in this Section 33 shall excuse, delay or otherwise apply to the Tenant’s obligation to pay rent or perform any other monetary obligation hereunder or to any deadline set forth herein for a party to give the other party any notice expressly provided for herein.
34.    Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.
35.    Project/Other Documents.
(a)    Project.
(i)    The parties acknowledge that, pursuant to the 144 Chelmsford Lease, Landlord will have certain obligations to pursue such governmental permits and approvals and take such other actions as shall be reasonably necessary in order for Landlord to (x) divide the Landlord’s Parcel into separate units of ownership for the Leased Parcel and for the 144 Chelmsford Parcel and (y) construct an approximately 59,000 square foot building with related site improvements on the 144 Chelmsford Parcel. Tenant acknowledges that in so doing it may become necessary for Landlord to (I) adjust the exact location of the lot line separating the Leased Parcel and the 144 Chelmsford Parcel and/or the relative size of the Leased Parcel and the 144 Chelmsford Parcel, (II) increase, decrease or change certain site improvements or common facilities located on the Leased Parcel or the 144 Chelmsford Parcel, (III) agree to certain conditions imposed by governmental authorities that will affect the Landlord’s Parcel, (IV) grant or secure easements and/or other agreements with one or more third parties that will affect the Leased Parcel or (V) modify the REA or other Permitted Encumbrances in a manner that will affect the Leased Parcel (all of the foregoing being “Project Requirements”), such Project Requirements to be governed by one or more documents effecting the same (“Project Documents”). Landlord reserves the right to implement any Project Requirements, and to enter into any Project Documents and deem the same to be Permitted Encumbrances, subject to Tenant’s approval not to be unreasonably withheld conditioned or delayed, and Tenant agrees to execute any reasonable modifications of this Lease which may be required from time to time in order to effect any of the same; provided, however, that (A) no such Project Requirements or Project Documents shall alter the term of this Lease provided herein, increase the rent provided herein, reduce the economic value to Tenant hereof, change in any manner any of the relative rights or obligations or Tenant or Landlord hereunder, or require Tenant to incur any out-of-pocket cost or adversely affect or increase the cost of Tenant’s business operations at the Building and/or the Premises and (B) all such Project Requirements or Project Documents shall be authorized or required to be implemented pursuant to the terms of the 144 Chelmsford Lease. Any dispute under the provisions of this subsection 35(a)(i) shall be resolved exclusively by Arbitration.

(ii)    For the avoidance of doubt, the parties acknowledge that under no circumstances (x) shall Landlord have any liability to Tenant under this Lease on account of Landlord’s acts or omissions in violation of any of its obligations under the 144 Chelmsford Lease or (y) shall Tenant have any liability to Landlord under this Lease on account of Tenant’s acts or omissions in violation of any of its obligations under the 144 Chelmsford Lease.

(b)    Other Documents.
(i)    Reference is made to a certain Reciprocal Easement Agreement (the “REA”) between Landlord as the "100 Owner", the "144 Owner, and the "Hale Owner" (each as defined in the REA), which is to be executed between the parties and recorded with the Middlesex North Registry of Deeds and (if applicable) filed with the Middlesex Registry District of the Land Court subsequent to the execution and delivery of this Lease, and the form of which has been approved by Landlord and Tenant pursuant to a certain Side Letter Agreement of even date. Furthermore, pursuant to said Side Letter, Landlord has agreed to pursue completion of the Easement Plan, which is subject to Tenant's prior approval, and to proceed to record/file the REA together with the Easement Plan upon such completion and Tenant approval. Capitalized terms used in this Section 35(b) and not specifically defined in this Lease shall have the respective meanings assigned to them under the REA. Tenant is hereby designated as the Major Tenant of the 100 Property, which designation shall be self-operative immediately upon the recording/filing of the REA. Subject to all of the terms and conditions set forth in this Lease and in the REA, immediately upon the recording/filing of the REA, Tenant shall have the following rights during the Term of this Lease (which rights shall be deemed included in the Ancillary Rights):

A.	all easements granted to the 100 Owner under the REA, in common with the 100 Owner, and others now or hereafter entitled thereto in accordance with the terms of the REA; and

B.	all rights reserved by the 100 Owner on the 100 Property in connection with the 100 Owner’s granting to others of easements in the 144 Property pursuant to the REA, in common with the 144 Owner.

(i)    During the term of this Lease, Tenant shall, on Landlord’s behalf, pay, perform and observe in a timely manner all of the obligations of Landlord under the REA, any Permitted Encumbrances or any Project Documents (each, an “Other Document”) insofar as they pertain to Tenant’s (a) use or occupancy of the Premises, (b) exercise or enjoyment of any of Tenant’s rights under this Lease, or (c) compliance with any of Tenant’s obligations under this Lease

(collectively, “Lease Matters”); provided that such Lease Matters shall in no event be deemed to include (x) any obligation of Landlord under any Other Document that is an obligation of Landlord to Tenant as expressly set forth in this Lease or (y) any liability to the extent caused by the negligence or willful act of Landlord. Tenant shall, from time to time upon the reasonable request by Landlord, provide reasonable evidence of Tenant’s compliance with the terms of the preceding sentence (with respect to any specific obligations of Tenant thereunder). In any event, Tenant shall not cause, suffer or permit any act or omission on or about the Premises or otherwise in connection with any Lease Matters that would cause Landlord to be in violation (a “Violation”) of any of the Other Documents.
(ii)    Landlord shall (A) perform and observe all of the terms, covenants, provisions and conditions of any Other Documents on Landlord’s part to be performed and observed pursuant to the terms thereof, except for such obligations as are Tenant’s responsibility as set forth above, and (B) enforce the obligations of the other parties to any of the Other Documents (an “Other Party”), in each case to the extent necessary for Landlord to comply with Landlord’s obligations to Tenant under this Lease. In no event whatsoever shall either party hereto have any liability to the other on account of (x) any Other Party’s failure to keep, observe or perform its obligations pursuant to the Other Document or (y) the acts or omissions of any Other Party, its agents, employees, invitees, guests, licenses or contractors.
(iv)    In any case where Tenant shall request Landlord’s consent, permission or approval for any matter requiring Landlord’s consent, permission or approval as set forth in this Lease (a “Consent Request”) then, to the extent that such matter shall also require the consent, permission or approval of an Other Owner, other than a Landlord Affiliate, under an Other Document (an “Other Owner Consent”), Landlord shall have no obligation to act upon the Consent Request unless and until such time as the Other Owner Consent shall have been given. Upon Landlord’s reasonable determination that the Consent Request is complete and in proper form for consideration under both this Lease and the Other Document, Landlord shall request the Other Owner Consent in accordance with the Other Document and thereafter use commercially reasonable efforts in accordance with the Other Document to obtain the Other Owner Consent. Notwithstanding the foregoing or anything to the contrary contained herein, any Consent Request to Landlord shall also be deemed to have been made to any Landlord Affiliate that is an Other Owner. As used herein, “Landlord Affiliate” shall mean Landlord and/or a party that controls, is controlled by, or is under common control with Landlord.
(v)    Notwithstanding anything to the contrary set forth above in this Section 35(b), Landlord may by notice to Tenant require, in lieu of Landlord’s taking any direct action with respect to any Other Party or Other Document as set forth above in this Section 35(b), that Tenant, at Tenant’s sole cost and expense (except to the extent that the action is required as a result of Landlord’s failure to have performed an obligation of Landlord under this Lease), take such action on Landlord’s behalf and in its name and, for purposes thereof, Tenant shall be deemed subrogated to Landlord’s rights under the Other Document to take such action. In taking any such action, Tenant shall have the right, but not the obligation, to exercise any or all rights and remedies as would be available to Landlord, at law or in equity, were Landlord to take the action directly.

Landlord agrees to sign, to the extent Landlord’s signature is legally required or required under the provisions of the Other Document, such demands, pleadings, and/or other documents that may be reasonably required, and otherwise to enable Tenant to proceed as set forth above in this subsection (v). In the event Landlord exercises its rights under this subsection (v), Tenant shall provide Landlord with copies of all written notices, demands, communications and correspondence of a material nature sent or received by Tenant in connection therewith, simultaneously with their sending by Tenant or promptly upon their receipt by Tenant.
36.    Miscellaneous.
(a)    Consent not a Waiver. The consent or approval by Landlord to or of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to render unnecessary Landlord’s consent or approval to or of any subsequent similar act by Tenant.
(b)    Entire Agreement. This Lease and the exhibits and rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party. The invalidity of one or more phrases, clauses, sentences, Sections contained in this Lease shall not affect the remaining portions of this Lease or any part thereof, and if any one or more of the phrases, clauses, sentences, Sections contained in this Lease should be declared invalid by the final order, decree or judgment of a court of competent jurisdiction, including all appeals therefrom, this Lease shall be construed as if such invalid phrases, clauses, sentences, Sections or had not been inserted in this Lease.
(c)    Independent Covenants. Tenant waives all rights to (i) any abatement, suspension, deferment, reduction or deduction of or from rent, and/or (ii) quit, terminate or surrender this Lease or the Premises or any part thereof, except, in either case, as expressly provided herein. Tenant hereby acknowledges and agrees that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that rent shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease. Tenant agrees that Tenant shall not take any action to terminate, to rescind or to avoid this Lease notwithstanding any default by Landlord hereunder except as a consequence of Landlord's breach of its obligations under the first sentence of Section 19 or except to the extent (if any) expressly set forth herein. Landlord and Tenant each acknowledges and agrees that the independent nature of the obligations of Tenant and Landlord hereunder represents fair, reasonable and accepted commercial practice with respect to the type of property subject to this Lease, and that this agreement is the product of free and informed negotiation during which both Landlord and Tenant were represented by counsel skilled in negotiating and drafting commercial leases in Massachusetts and that the acknowledgements and agreements contained herein are made with full knowledge of the holding in Wesson v. Leone Enterprises, Inc., 437 Mass. 708 (2002). Such acknowledgements, agreements and waivers by Tenant are a material inducement to Landlord entering into this Lease.
(d)    Arbitration. As set forth only in Sections 35(a) and Section 36(r) hereof, the parties have agreed to resolve certain disputes by arbitration in accordance with the Expedited Arbitration Procedures provisions of the Commercial Arbitration Rules of the American Arbitration Association (or another arbitration company mutually acceptable to Landlord and Tenant) and otherwise under the terms of this subsection 36(d) (“Arbitration”). Any such Arbitration shall occur in a location mutually convenient to Landlord and Tenant (or, if Landlord and Tenant cannot agree on a mutually convenient location, in the City of Boston, Massachusetts). The decision of the arbitrator shall be final, conclusive and binding on the parties, but the arbitrator shall have no power to reform, supplement or modify this Lease. The arbitrator shall make required findings incident to an arbitrable dispute, which findings shall be set forth in reasonable detail in a written decision by the arbitrator. Unless otherwise expressly provided hereunder, the parties shall share equally in all costs charged by the arbitrator or the arbitration company and each party shall otherwise bear its own costs (including attorneys’ fees) of any Arbitration. Notwithstanding the foregoing, except as otherwise expressly provided in this Lease (but outside of this subsection 36(d)), the arbitrator may (but shall not be obligated to), in its sole discretion, determine the prevailing party in any such Arbitration and award such prevailing party all of the prevailing party’s costs and expenses incurred in connection with the Arbitration (including without limitation attorneys’ fees and costs).
(e)    Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly or any other rent or charge herein stipulated shall be deemed to be other than on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of any rent or charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or charge or pursue any other remedy in this Lease provided.
(f)    No Agency. Nothing contained in this Lease shall be taken or construed to create any agency between Landlord and Tenant or to authorize the Tenant to do any act or thing or to make any contract so as to encumber in any manner the title of the Landlord to the Premises or to create any claim or lien upon the interest of the Landlord in the Premises.
(g)    Memorandum of Lease. Landlord and Tenant shall, upon request of either party, execute and record a notice of this lease in the form attached hereto as EXHIBIT E; provided that the party requesting the memorandum shall pay all recording and state, county and local transfer fees and/or taxes imposed as a result of such notice.

(h)    Financial Statements. Except with respect to any such time as Tenant is a corporation whose shares are traded on a US public securities exchange, Tenant shall within 30 days after receipt of written request from Landlord but, so long as no Event of Default exists, not more frequently than once within any twelve-month period, provide to Landlord, for the benefit of Landlord, Landlord’s mortgagee and any prospective investors, mortgagee or purchaser of the Premises (i) a balance sheet and profit and loss statement of Tenant for Tenant’s most recent fiscal year, and (ii) a detailed operating statement of the Premises for the most recent calendar year (collectively, “Financial Statements”).
(i)    Confidentiality. The parties acknowledge that the specific terms and conditions of this Lease and any documents made available to Landlord by Tenant hereunder are of a confidential nature and shall not be disclosed except to Tenant’s or Landlord’s respective affiliates, officers, directors, principals, members, employees, agents, attorneys, partners, accountants, lenders (existing or prospective), investors (existing or prospective) or prospective purchasers (collectively, for purposes of this Section 36, the “Permitted Outside Parties”) or as required by law. No party, including Permitted Outside Parties, shall make any public disclosure of the specific terms of this Lease or of any of such documents, except as required by law (including SEC regulations and NYSE or NASDAQ requirements). In connection with the negotiation, execution, delivery, performance and administration of this Lease, each party acknowledges that it may have access to confidential information relating to the other party. Each party shall treat such information as confidential, preserve the confidentiality thereof, and not duplicate or use such information, except to Permitted Outside Parties or otherwise in connection with the negotiation, execution, delivery, performance and administration of this Lease (or in connection with a party’s disposition of an interest in this Lease or in the Premises). Except as required by applicable law, neither party shall issue any press release or make any statement to the media regarding the execution and delivery of this Lease without the other party’s consent, which consent shall not be unreasonably withheld or delayed. The provisions of this Section shall survive any termination of this Agreement. The terms of this Section 36(i) shall not apply to any information that is or becomes publicly known other than through a party’s breach of its obligations under this Section 36(i).
(j)    Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one in the same instrument.
(k)    Time of the Essence. Time is of the essence with respect to every provision of this Lease providing for performance, action or inaction by a specified date or within a specified period of time.
(l)    Survival of Obligations. Any obligations of Tenant occurring prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

(m)    Broker. Landlord and Tenant each covenant that they have not dealt with any real estate broker, finder or other such party entitled to be paid a fee or a commission with respect to this Lease, except for Mark Mulvey of Cushman & Wakefield (“Broker”), whose fees shall be payable by Landlord pursuant to a separate written agreement between Landlord and Broker. Except for the Broker, each party shall indemnify and hold the other party harmless from all damages, claims, liabilities or expenses, including reasonable attorneys’ fees, resulting from any claims that may be asserted against the other party by any real estate broker or finder with whom the indemnifying party either has or is purported to have dealt.
(n)    Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR WITH RESPECT TO THIS LEASE.
(o)    OFAC. Tenant and Landlord hereby represents and warrants to each other that for itself it is not, nor will it become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action.
(p)    REIT/UBTI. The Landlord and the Tenant hereby agree that it is their intent that all Base Rent, and all other additional rent and any other rent and charges payable to the Landlord under this Lease shall qualify as “rents from real property” within the meaning of Sections 512(b)(3) and 856(d) of the Internal Revenue Code of 1986, as amended, (the “Code”) and the U.S. Department of the Treasury Regulations promulgated thereunder (the “Regulations”). In the event that (i) the Code or the Regulations, or interpretations thereof by the Internal Revenue Service contained in revenue rulings or other similar public pronouncements, shall be changed so that any rent no longer so qualifies as “rent from real property” for purposes of either said Section 512(b)(3) or Section 856(d) or (ii) the Landlord, in its sole discretion, determines that there is any risk that all or part of any rent shall not qualify as “rents from real property” for the purposes of either said Sections 512(b)(3) or 856(d), such rent shall be adjusted in such manner as the Landlord may reasonably require so that it will so qualify; provided, however, that any adjustments required pursuant to this Section 36(p) shall be made so as to produce the equivalent (in economic terms) rent as payable prior to such adjustment. The parties agree to execute such further commercially reasonable instrument as may reasonably be required by the Landlord in order to give effect to the foregoing provisions of this Section 36(p).
(q)    Activity and Use Limitation. Notwithstanding anything to the contrary contained herein, Tenant and Landlord acknowledge that the Landlord’s Parcel (including without limitation the Premises) is subject to an Activity and Use Limitation (the “Existing AUL”) pursuant to the terms of Massachusetts General Laws Chapter 21E, recorded with the Middlesex North Registry of Deeds at Book 21997, Page 35, a copy of which has been provided to Tenant. Notwithstanding anything to the contrary contained herein, Tenant and Landlord acknowledge that all of Tenant’s and Landlord’s rights and interests under this Lease are subject to the Existing AUL and under no circumstances shall Tenant and/or Landlord make any use of the Premises or conduct any activity thereon that is prohibited by the Existing AUL.
(r)    Limited Sale Profit Participation Right.
(1)    Upon a Sale for which (a) the closing (the “Closing,” with the date of Closing being the “Closing Date”) occurs prior to the earlier to occur of the third (3rd) anniversary of the Commencement Date or an Exempt Sale and (b) the applicable Net Sale Proceeds are at least equal to the applicable IRR Amount as of the Closing Date, if this Lease is then in full force and effect Landlord shall pay to Tenant the applicable Profit Share Amount simultaneously with the Closing Date. As used herein:
“Acquisition” means the acquisition by Landlord and/or a Landlord Affiliate of the Leased Parcel and/or the 144 Chelmsford Parcel in connection with the execution and delivery of this Lease.
“Acquisition Costs” means, as applicable:

B.	if the Subdivision shall not have occurred, the Purchase Price plus the Transaction Costs for the Acquisition; or

C.	if the Subdivision shall have occurred, the Purchase Price plus the Transaction Costs for the Acquisition, multiplied by 66.67%.

“Development Costs” means, with respect to any or all hard and soft costs or expenses of subdividing, developing and improving the Leased Parcel and/or the 144 Chelmsford Parcel (and/or any respective appurtenances), including without limitation development, architectural, engineering, project management, permitting and legal costs, costs of environmental remediation and costs of construction and site work, as applicable:

A.	if the Subdivision shall not have occurred, all such costs or expenses; or

B.
if the Subdivision shall have occurred, all such Costs or expenses as shall be equitably allocable to the Leased Parcel (with costs and expenses that benefit both the Leased Parcel and the 144 Chelmsford Parcel being generally allocated on the basis of the amount of relative gross building square footage then built or intended to be built for the respective parcels).

“Investment” means, as applicable:

A.	if the Subdivision shall not have occurred, the aggregate of the Acquisition Costs and Development Costs for the Leased Parcel and the 144 Chelmsford Parcel; or

B.	if the Subdivision shall have occurred, the aggregate of the Acquisition Costs and Development Costs for the Leased Parcel.
“IRR Amount” means an internal rate of return of 10% per annum, compounded annually, on the sum of the aggregate applicable Investment of the Landlord and/or its affiliates, commencing on the date that any applicable Investment is made (with such internal rate of return to be calculated using the XIRR Function of Microsoft Excel).
“Net Sale Proceeds” means the proceeds of the Sale received by Landlord at the Closing net of the aggregate of the applicable Transaction Costs for the Sale.
“Profit Share Amount” means twenty percent (20%) of the difference between (i) the applicable Net Sale Proceeds and (ii) the applicable IRR Amount.
“Purchase Price” means four million two hundred fifty thousand dollars ($4,250,000).
“Sale” means a sale or transfer of Landlord’s fee simple interest in the Leased Parcel and, if the Subdivision shall not have occurred, the 144 Chelmsford Parcel. Without limitation, a “Sale” shall not include (i) the granting of a mortgage or a sale or transfer in connection with a foreclosure of a mortgage or by deed in lieu of foreclosure (together with any sale or transfer under clause (iii) immediately below, an “Exempt Sale”); (ii) a sale or transfer of Landlord’s interest to a Landlord Affiliate, or by descent or devise following the death of any person comprising Landlord, or in connection with a merger or sale of all or substantially all of Landlord’s assets, or otherwise by operation of law; or (iii) a sale or transfer of Landlord’s interest as part of a transaction by Landlord and/or any Landlord Affiliates that also includes at least two (2) properties outside of the 144 Chelmsford Parcel, the Leased Parcel or the Hale Property (as defined in the REA); provided that in the event of the occurrence of any of the foregoing events other than an Exempt Sale, the provision of this Section 36(r) shall continue in full force and effect with respect to any subsequent Sale.
“Subdivision” means the division of the Landlord’s Parcel into separate legal lots comprised of the Leased Parcel and the 144 Chelmsford Parcel.
“Transaction Costs” means, with respect to the Acquisition or Sale, as applicable, any or all actual and reasonable or necessary costs or expenses of consummating the particular transaction incurred by or equitably allocable to Landlord and/or any Landlord Affiliates therefor, including, without limitation legal fees, closing costs, escrow fees, recording fees, title examination and insurance costs, survey costs, due diligence investigation or monitoring costs and/or brokerage fees.
(2)    The parties acknowledge that the 144 Chelmsford Lease contains provisions that are corollary to this Section 36(r) (the “144 Chelmsford Profit Share Provisions”) and agree that all accounting relevant to this this Section 36(r) shall occur in a manner consistent with all accounting relevant to the 144 Chelmsford Profit Share Provisions (in order that, among other things, there shall be no so-called “double counting” of any amounts owed, collectively, to

Tenant pursuant to this Section 36(r) and/or to the tenant under the 144 Chelmsford Lease pursuant to the 144 Chelmsford Profit Share Provisions).
(3)    Any dispute under the foregoing provisions of this Section 36(r) shall be settled exclusively by Arbitration under Section 36(d) above.
(4)    Notwithstanding anything to the contrary set forth herein, Tenant’s rights under this Section 36(r) are personal to the Tenant originally named herein and any successor thereto pursuant to a Permitted Transfer, but shall not otherwise be transferable or assignable. Further notwithstanding anything to the contrary contained herein, Landlord shall have no obligation to pay Tenant any Profit Share Amount at any time in which Tenant shall be in default of any of its obligations under this Lease beyond any applicable notice or cure period.
(s)    No Merger. There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Leased Parcel by reason of the fact that the same person or entity may own or hold (i) the leasehold estate created by this Lease or any interest in such leasehold estate and (ii) the fee estate in the Leased Parcel or any interest in such fee estate; and no such merger shall occur unless and until all persons and other entities having (a) any interest in this Lease or the leasehold estate created by this Lease (excluding subtenants) and (b) any fee simple interest in the Leased Parcel or any part thereof shall join in a written instrument effecting such merger and shall duly record the same.

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IN WITNESS WHEREOF, the undersigned have executed this Lease as of the date first above written.

LANDLORD:
CPI 100 Chelmsford, LLC, a Massachusetts limited liability company By: /s/ William L. Manley Name: William L. Manley Title: Authorized Signatory
CPI 144 Chelmsford, LLC, a Massachusetts limited liability company By: /s/ William L. Manley Name: William L. Manley Title: Authorized Signatory
TENANT:

MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC.,
a Delaware corporation

By:  /s/ Robert Dennehy
Name: Robert Dennehy
Title: Senior Vice President

By: /s/ Robert McMullan
Name: Robert McMullan
Title: Treasurer

EXHIBIT A

DESCRIPTION OF LANDLORD’S PARCEL
100 & 144 Chelmsford Street
Lowell, Massachusetts
The land situated on Chelmsford Street, in Lowell, Middlesex County, Massachusetts, shown as Lots I-1B-4 and I-1B-5 on a plan entitled “Compiled Disposition Map of Lots I-1B-3, I-1B-4 & I-1B-5 in Lowell, Mass., Hale Howard Urban Renewal Area, Project No. Mass. R-130” dated March 30, 1977, by Dana P. Perkins & Sons, Inc. Civil Engineers & Surveyors”, recorded with Middlesex North District Deeds in Plan Book 124, Plan 46, bounded and described as follows:
NORTHEASTERLY: by land now or formerly of the Boston & Maine Railroad Corp., as shown on said plan, by three bounds totaling 649.97 feet;
SOUTHEASTERLY by said land of Boston & Maine Railroad Corp., as shown on said plan, 27.97 feet;
NORTHEASTERLY again, by said land of Boston & Mane Railroad Corp., as shown on said plan, 265.16 feet;
SOUTHEASTERLY again, by Lot I-1 B-3, as shown on said plan, 412.45 feet;
SOUTHEASTERLY again, by said Lot I-1 B-3, as shown on said plan, 277.71 feet;
SOUTHWESTERLY by Lot I-IA, as shown on said plan, 300 feet;
NORTHWESTERLY by Chelmsford Street, 270 feet; and
NORTHWESTERLY again, by said Chelmsford Street by three courses totaling 1,042.23 feet;
Comprised in part by two parcels of registered land; namely,
Registered Parcel 1:
A certain parcel of land situated in said Lowell, bounded and described as follows:
NORTHEASTERLY by Howard Street, fifty-two (52) feet;
SOUTHEASTERLY by land now or formerly of David Ziskind, one hundred twelve (112) feet;
SOUTHWESTERLY by land now or formerly of Charles E. Jameson, fifty-two and 1/100 (52.01) feet; and

NORTHWESTERLY by land now or formerly of Israel Levin, one hundred thirteen and 28/100 (113.28) feet.
All of said boundaries of said Registered Parcel 1 are determined by the Land court to be located as shown on Plan 5672-A entitled “Plan of Land in Lowell” drawn by Smith and Brooks, Civil Engineers, dated October 15, 1915, as approved by the Court, filed in the Land Registration Office, a copy of a portion of which is filed with Certificate of Title No. 951 issued by Middlesex North Registry District of the Land Court.
Registered Parcel 2:
A certain parcel of land situated in said Lowell, bounded and described as follows:
NORTHWESTERLY by land now or formerly of Minnie Bernstein and Mary F. Hardy, forty-six and 68/100 (46.68) feet;
SOUTHEASTERLY by Lot 5, twenty-five and 07/100 (25.07) feet;
SOUTHWESTERLY by Lot 6, thirty-three and 94/100 (33.94) feet.
All of said boundaries of said Registered Parcel 2 are determined by the Land Court to be located and shown on Subdivision Plan 6039-B entitled “Subdivision Plan of Land in Lowell” drawn by Dana F. Perkins & Sons, Inc., Surveyors, dated December 22, 1976, as approved by the Court, filed in the Land Registration Office, a copy of a portion of which is filed with Certificate of Title No. 21963 issued by said Registry District, and said Registered Parcel 3 is shown as Lot 7 on said plan.
Excepting and excluding from the foregoing the following:
So much of the premises as lies within former Railroad Street as the same is now or formerly owned by Boston and Maine Corporation as set forth in Deed from the Trustees of Boston and Maine Railroad Corporation to City Development Authority dated January 5, 1977, recorded in Book 2242, Page 527.
So much of the land taken by the City of Lowell by right of eminent domain by Order of Taking dated September 8, 1998, recorded in Book 9590, Page 157 and filed as Document No. 178630, and shown thereon as Parcel 1 and Parcel 2 on a “Plan of Land in Lowell, Mass. Prepared for Lowell Regional Transit Authority” dated September 25, 1998 by Vaidya Consultants, Inc., recorded in Plan Book 198, Plan 71, and filed as Document No. 178630. See also Land Court Order flied as Document No. 184737.
Said land is also shown as Lot 1-1B-5 on plan entitled “Plan of Land in Lowell, Mass.” dated September 25, 1998, prepared by Vaidya Consultants, Inc. recorded with the Middlesex North District Registry of Deeds in Plan Book 198, Plan 71.
The above described premises is conveyed subject to that Notice of Activity and Use Limitation dated March 6, 2008 and recorded in the Middlesex North District Registry of Deeds.

Exhibit A, Page 1

Exhibit A, Page 2

EXHIBIT A-1

PLAN SHOWING LANDLORD’S PARCEL,

THE LEASED PARCEL AND THE 144 CHELMSFORD PARCEL

(appended hereto)

Exhibit A-1, Page 1

SHELDON STREET
BANK STREET
GRAND STREET
HOWARD STREET
CHELMSFORD STREET
144 CHELMSFORD PARCEL
103 CHELMSFORD PARCEL
235541 SF
5.41 AC.
191451 SF
4.40 AC.
HALE STREET

PROGRESS PRINT
Nov 14, 2019

RJO'CONNELL & ASSOCIATES, INC.

PROPOSED BUILDING ADDITION

ANR CONCEPT PLAN

ANR-1

16040

Exhibit A-1, Page 2

EXHIBIT A-2

PLAN SHOWING THE EXISTING BUILDING

(appended hereto)

Exhibit A-2, Page 1

SITE PLAN

CONNECTOR
100 CHELMSFORD
NEW BUILDING
COMMON
PARKING 330 SPACES
HALE STREET BUILDING

SGA COMMUNICATING. COLLABORATING. CREATING.

MACOM - CONCEPT DESIGN 04.19.16 | 2

Exhibit A-2, Page 2

EXHIBIT B

TENANT’S WORK

Tenant may, at Tenant's option and election, perform any work required to permit Tenant to occupy the Premises for the conduct of Tenant’s business (“Tenant’s Work”), including without limitation, the work (if any) described on Exhibit B-1 attached hereto. Tenant shall not commence any of Tenant's Work until Tenant has submitted to Landlord plans and specifications (in such detail as Landlord shall reasonably require) for such work and Landlord has approved such plans and specifications in writing. Landlord's approval of such plans and specifications shall not be unreasonably withheld, delayed or conditioned, subject to the terms and conditions of Section 8 of this Lease. Landlord's approval of Tenant's plans and specifications for Tenant's Work shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with any and all applicable laws.

Tenant’s Work shall be performed in accordance with such approved plans and specifications and in accordance with the terms and conditions of this Lease, including, without limitation, Section 8 hereof. Tenant shall commence Tenant's Work promptly after receipt of Landlord's approval of Tenant's plans and specifications (but not before the Commencement Date) and shall diligently prosecute the same to completion. Tenant's Work shall be performed in a good and workmanlike manner, and in compliance with all applicable laws. If Tenant does not then satisfy the Financial Prerequisite, then, prior to beginning Tenant's Work, Tenant shall obtain appropriate performance and payment bonds covering the labor and materials required to complete Tenant's Work. Landlord shall not be responsible to provide any construction management services to Tenant.

Subject to the provisions of Section 8, prior to beginning Tenant’s Work, Tenant shall also deliver to Landlord and Landlord’s mortgagee (if applicable), at Tenant’s cost, a builder’s risk insurance policy naming Landlord and Landlord’s mortgagee as additional insureds, as their interests may appear, with the amount and type of coverage then being reasonably required by Landlord and Landlord’s mortgagee and otherwise in compliance with the requirements for insurance set forth in Section 9 of this Lease, together with evidence that the premium for said insurance has been paid in full by Tenant for a period of no less than one year. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as required under Section 9 of this Lease. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before Tenant’s Work is commenced.

Landlord shall provide to Tenant a construction allowance (the “Construction Allowance”) in the amount of Four Million Dollars ($4,000,000.00) for the Tenant’s Work, as evidenced by copies of paid receipts for such work. The Construction Allowance shall not be used for Tenant’s furniture, equipment, personal property, or trade fixtures but may however be used for improvements related to Tenant’s business operations at either the Premises, 121 Hale Street, Lowell, MA and/or 144 Chelmsford Street, Lowell, MA (including but not limited to the original construction of the improvements thereon).

Exhibit B, Page 1

Landlord shall upon execution of this Lease deposit the entire Construction Allowance with Landlord’s mortgagee as the “Escrow Agent”, pursuant to a mutually acceptable escrow agreement by and between Landlord, Tenant, and Escrow Agent (the "Escrow Agreement"), and the Escrow Agent shall disburse the Construction Allowance to Tenant, or, at Tenant's direction, to Landlord, not more frequently than once per month, solely for the purpose of (i) paying installments of the Tenant's Contribution (as defined under Appendix 1 of the 144 Chelmsford Lease); or (ii) for reimbursing Tenant, in part, for its payments to contractors and subcontractors, materialmen and/or suppliers in connection with Tenant's Work. Landlord and Tenant agree that construction outlay budget attached hereto as Exhibit B-2 (the "Outlay Budget") sets forth an approximate anticipated schedule for the outlay of funds for completion of the Landlord Work required pursuant to Appendix 1 of the 144 Chelmsford Lease, and that the "MACOM" column shown on the Outlay Budget represents the approximate amounts that Tenant will be required to release from the Construction Allowance for purpose of funding Tenant’s Contribution. Notwithstanding anything to the contrary above, Tenant agrees that the Construction Allowance shall not be used for purposes of clause (ii) in the first sentence of this paragraph (A) unless and to the extent Tenant has previously funded the Tenant’s contribution from other sources resulting in a surplus based upon and in the Outlay Budget; and/or (B) unless Tenant has funded the entire Tenant's Contribution. Notwithstanding the foregoing Tenant may at Tenant’s election make and/or direct payments from the Contribution Allowance, and/or from any separate source towards the Tenant’s Contribution in any amounts in advance of the scheduled payments listed on the Outlay Budget and in such case the amounts listed in the Outlay Budget after such advance payments shall be reduced dollar-for-dollar in chronological order by the amount of each advance payment.

As a condition precedent to Escrow Agent's obligation to disburse the Construction Allowance or any portion thereof: (i) Tenant shall not be in default beyond any applicable notice and cure periods; (ii) this Lease shall be in full force and effect; and (iii) Tenant shall have furnished to Landlord and Escrow Agent (A) a certificate from Tenant's architect certifying that Tenant's Work has been fully completed to the extent of the funds requested in accordance with the plans and specifications therefor approved by Landlord; and (B) such reasonable evidence as Landlord and/or Landlord's mortgagee may reasonably require to evidence that all persons furnishing or supplying labor and materials in connection with the construction of the Tenant’s Work for which payment is required, or in the case of completion of a portion of the Tenant’s Work, have been paid and that no lien exists of record with respect thereto. Escrow Agent shall fund the Construction Allowance within fifteen (15) days from Tenant's written request for the same provided that Tenant has complied with the requirements set forth in the preceding sentence. Upon paying the full amount of the Construction Allowance to Tenant in accordance with the provisions hereof, Escrow Agent shall have no further obligation to extend any credit to Tenant. Notwithstanding any provision in this Exhibit B or the Lease to the contrary, any of Tenant’s Work commenced by Tenant must be fully completed, and all items to be provided to Escrow Agent pursuant to this paragraph must be provided, prior to the Possession Date as provided in Appendix 1 of the 144 Chelmsford Lease from the date of execution of this Lease in order for Escrow Agent's obligations with respect to the Construction Allowance to apply. If Escrow Agent fails to make the payment of the entire Construction Allowance as required hereunder and the same shall continue unremedied for twenty (20) days after Tenant’s

Exhibit B, Page 2

notice thereof to Escrow Agent, Landlord and Landlord’s mortgagee, then Tenant may deduct any unpaid amount from all rent payments then or thereafter due until fully paid.

Exhibit B, Page 3

EXHIBIT B-1

None.

Exhibit B-1

EXHIBIT B-2

Outlay Budget

Exhibit B-2

Exhibit B-2

EXHIBIT C

FORM OF SUBORDINATION, NON-DISTURBANCE AND

ATTORNMENT AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement (this “Agreement”) is dated this ____ day of December, 2016, among Boston Private Bank & Trust Company (“Lender”), CPI 100 CHELMSFORD, LLC, a Massachusetts limited liability company and CPI 144 CHELMSFORD, LLC, a Massachusetts limited liability company (collectively, “Landlord”), and MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC., a Delaware corporation (“Tenant”).

RECITALS

A.    Tenant has entered into a certain lease (the “Lease”) dated December ___, 2016 with Landlord of the land and buildings located at 100 Chelmsford Street, Lowell, Massachusetts, notice of which Lease is recorded with the Middlesex North Registry of Deeds in Book _____, Page _________, and filed with the Middlesex North Registry District of the Land Court as Document _________. The leased premises described in the Lease are hereinafter referred to as the “Premises.”

B.    Lender has made a loan to Landlord, which loan is secured by a certain Mortgage and Security Agreement dated December __, 2016, recorded with the Middlesex North Registry of Deeds in Book _____, Page _________ and filed with the Middlesex North Registry District of the Land Court as Document _________ (the “Mortgage”), and a certain Collateral Assignment of leases dated December __, 2016, recorded with said Registry in Book ___, Page ______ and filed with said land Court as Document _______ (the “Assignment”), both with respect to the Premises and adjacent property located at 144 Chelmsford Street, Lowell, Massachusetts.

D.    Capitalized terms used and not defined herein shall have the respective meanings set forth in the Lease.

For mutual consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Tenant agrees that the Lease is and shall be subject and subordinate to the lien of the Mortgage and to the lien of the Assignment and to all renewals, amendments, modifications, consolidations, replacements and extensions thereof, now or hereafter executed, to the full extent of all amounts now or hereafter secured thereby, said subordination to have the same force and effect as if the Mortgage and the Assignment, and such renewals, modifications, consolidations, replacements and extensions thereof, and advances thereunder, had been executed, acknowledged, delivered and recorded, and made, prior to the execution and delivery of the Lease and any recorded notice or memorandum thereof, and amendments or modifications thereto. However, except as otherwise herein provided, the foregoing subordination provision shall not be deemed or construed

SNDA – 100 Chelmsford, Page 3

as limiting Tenant’s rights under the Lease and/or Landlord’s obligations thereunder, including without limitation with respect to the use of insurance proceeds and condemnation awards, and, notwithstanding any inconsistent provisions of the Mortgage with respect thereto, such proceeds and awards shall be applied as set forth in the Lease. Furthermore, with respect to the use of insurance proceeds for which Lender is named as mortgagee and together with tenant as a loss payee, Lender agrees, provided that Tenant is not in default under the terms of this Agreement or the Lease, to release, endorse, sign-off or otherwise make available the funds to Tenant within ten (10) days of receipt by Lender of the funds from the insurance company, so as to allow Tenant to use such funds in accordance with the terms of the Lease. In addition, Lender agrees that any insurance funds released for emergency purposes (for mitigation of damages, for example) shall be released by Lender to Tenant immediately. Landlord hereby agrees that, notwithstanding anything to the contrary in the Lease, failure of Lender to comply with the requirement to make the insurance funds available pursuant to this section after a period of thirty (30) days or longer after Lender’s receipt of the funds shall cause all rent to be paid by Tenant pursuant to the Lease to automatically abate from and after the said thirty (30) day period until such time as Lender delivers all insurance funds to Tenant.

2.    Lender agrees that Tenant shall not be named or joined as a party defendant in any action, suit or proceeding which may be instituted by Lender to foreclose or seek other remedies under the Mortgage or the Assignment by reason of a default or event of default under the Mortgage or the Assignment, unless applicable law requires Tenant to be made a party thereto as a condition to Lender’s proceeding against Landlord or prosecuting such rights and remedies. Lender further agrees that, in the event of any entry by Lender pursuant to the Mortgage, a foreclosure of the Mortgage, or the exercise by Lender of any of its rights under the Mortgage or Assignment, Lender shall not disturb Tenant’s right of possession of the Premises under the terms of the Lease so long as Tenant is not in default beyond applicable notice and cure periods in the Lease.

3.    Tenant agrees that, in the event of a foreclosure of the Mortgage by Lender, the acceptance of a deed in lieu of foreclosure by Lender, or Lender’s exercise of any of its rights under the Mortgage or Assignment, Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all optional extension terms which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease, and Tenant hereby agrees to perform all of the obligations of Tenant pursuant to the Lease.

4.    Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease:

(a)    Lender shall not be liable in damages or otherwise for any act or omission of any prior landlord (including Landlord), provided nothing herein shall derogate from the obligation of Lender to perform all of the obligations of Landlord pursuant to the Lease arising, accruing or continuing from and after such time as Lender succeeds to the interest of Landlord under the Lease, except as otherwise provided in this paragraph 4;

SNDA – 100 Chelmsford, Page 4

(b)    Lender shall not be liable for the return of any security deposit unless such security deposit is actually received by Lender;

(c)    Lender shall not be bound by any Base Rent or additional rent which Tenant might have prepaid for more than one (1) month in advance under the Lease (unless so required to have been prepaid under the Lease);

(d)    Lender shall not be bound by any amendments or modifications of the Lease made after the date hereof without consent of Lender which have the effect of materially increasing Landlord’s obligations under the Lease, reducing rent or otherwise materially reducing any of Tenant’s obligations under the Lease, decreasing the Term or canceling the Lease prior to its expiration except as a result of the exercise of a right to terminate as set forth in Sections 10(b) or 11 of the Lease;

(e)    Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord)except in cases where Tenant has given Lender written notice of an alleged default by Landlord and afforded Lender the same period of time in which to cure as is provided to Landlord under the Lease; and

(f)    Lender shall not be bound by any provisions in the Lease which obligate Landlord to erect or complete any building and/or to make any improvements to the Premises.

5.    Lender hereby approves of, and consents to, the Lease. Notwithstanding anything to the contrary contained in the Mortgage or the Assignment, but subject to the terms of this Agreement, Tenant shall be entitled to use and occupy the Premises and exercise all its rights under the Lease, and the Lease and Landlord’s and Tenant’s performance thereunder shall not constitute a default under the Mortgage or the Assignment, but nothing herein contained shall relieve Landlord from the performance of its obligations under the Mortgage, the Assignment, or any of the loan documents executed in connection with the Mortgage or relating to the indebtedness secured by the Mortgage (collectively, together with the Mortgage and the Assignment, the “Loan Documents”) or modify any of the terms of any of the Loan Documents. Tenant agrees to give Lender a copy of any notice of default under the Lease served upon Landlord at the same time as such notice is given to Landlord.

6.    Intentionally Deleted.

7.    The terms and provisions of this Agreement shall be automatic and self-operative without execution of any further instruments on the part of any of the parties hereto. Without limiting the foregoing, however, Lender and Tenant agree, within thirty (30) days after request therefor by the other party, to execute an instrument in confirmation of the foregoing provisions, in form and substance reasonably satisfactory to Lender and Tenant, pursuant to which the parties shall acknowledge the continued effectiveness of the Lease in the event of such foreclosure or other exercise of rights.

SNDA – 100 Chelmsford, Page 5

8.     Any notice to be delivered hereunder shall be in writing and shall be sent registered or certified mail, return receipt requested, postage prepaid, or overnight delivery by Federal Express or similar overnight courier which delivers upon signed receipt of the addressee, or its agent. The time of the giving of any notice shall be the time of receipt thereof by the addressee or any agent of the addressee, except that in the event that the addressee shall refuse to receive any notice, or there shall be no person available (during normal business hours) to receive such notice, the time of giving notice shall be deemed to be the time of such refusal or attempted delivery as the case may be. All notices addressed to Lender or Tenant, as the case may be, shall be delivered to the respective addresses set forth opposite their names below, or such other addresses as they may hereafter specify by written notice delivered in accordance herewith:

If to Tenant:            MACOM Technology Solutions Holdings Inc.
100 Chelmsford Street
Lowell, MA 01851
Attention: Wayne Goddard, Director of Facilities
Telephone: (978) 656-2993
Email: Wayne.Goddard@macom.com
with a copy
simultaneously to:        MACOM Technology Solutions Holdings Inc.
100 Chelmsford Street
Lowell, MA 01851
Attention: J. Rame, Sr. Corporate Attorney
Telephone: (978) 656-2656
Email: james.rame@macom.com

and to:                Scarinci Hollenbeck
1100 Valley Brook Avenue
Lyndhurst, NJ 07071
Attention: Victor E. Kinon, Esq.
Telephone: (201) 896-4100
Email: vkinon@sh-law.com

If to Lender:	Boston Private Bank & Trust Company
Ten Post Office Square
Boston, MA 02109

with a copy

simultaneously to:	Boston Private Bank & Trust Company
57 Enon Street
Beverly, MA 01915
Attention: William Massos, Senior Vice President

9.    The term “Lender” as used herein includes any direct or more remote successor or assign of the named Lender herein, including without limitation, any purchaser at a foreclosure

SNDA – 100 Chelmsford, Page 6

sale, any grantee of a deed in lieu of foreclosure, and any successor or assign of any such purchaser or grantee, and the term “Tenant” as used herein includes any direct or more remote successor and assign of the named Tenant herein, and the term “Landlord” as used herein includes any direct or more remote successor and assign of the named Landlord herein. All terms used herein but not defined herein which are defined in the Lease shall have the same meaning for purposes hereof as they do for purposes of the Lease.

10.    Landlord hereby (i) unconditionally and irrevocably authorizes and directs Tenant to make rent payments directly to Lender following receipt of written notice from Lender instructing Tenant to pay any or all amounts due under the Lease, including but not limited to rent, without any obligation to further inquire as to whether or not any default exists under any Loan Document, and (ii) agrees that Landlord shall have no right or claim against Tenant for or by reason of any payment of rent or other charges or amounts made by Tenant to Lender following receipt of such notice. Lender and Landlord hereby agree that Tenant shall be entitled to full credit under the Lease to the extent all rents, charges and other amounts due under the Lease are paid to Lender pursuant to this paragraph. Landlord agrees that, without the prior written consent of Lender, Landlord will not (a) amend or modify the Lease, or (b) terminate, cancel, or accept a surrender of the Lease, or enter into any agreement to do so, except as may be otherwise allowed under the Mortgage or other documents evidencing the loan (provided, however, that Landlord agrees to provide Lender with notice of, and a true and complete copy of any amendment or modification of the Lease regardless of whether Lender's consent is required for such amendment or modification under the loan documents).

10.    This Agreement may be signed in multiple counterparts, which, when taken together, shall constitute a fully executed and binding original Agreement. Signatures of the parties to the Agreement via electronic transmission shall be treated as and have the same binding effect as original signatures hereon.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

SNDA – 100 Chelmsford, Page 7

EXECUTED under seal this _____ day of December, 2016.

LANDLORD:
CPI 100 Chelmsford, LLC,
a Massachusetts limited liability company

By: _______________________________
Name: William L. Manley
Title: Authorized Signatory

CPI 144 Chelmsford, LLC,
a Massachusetts limited liability company

By: _______________________________
Name: William L. Manley
Title: Authorized Signatory

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ____________, ss

On this _____ day of December, 2016, before me, the undersigned notary public, personally appeared William L. Manley, proved to me through satisfactory evidence of identification, which was MA Driver's License, to be the person whose name is signed on the preceding or attached document, as Authorized Signatory of CPI 100 Chelmsford, LLC, a Massachusetts limited liability company, and acknowledged to me that he signed it voluntarily for its stated purpose.
__________________________________
Notary Public
Printed Name: _____________________
My commission expires: _____________

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF ____________, ss.
On this _____ day of December, 2016, before me, the undersigned notary public, personally appeared William L. Manley, proved to me through satisfactory evidence of identification, which was MA Driver's License, to be the person whose name is signed on the preceding or attached document, as Authorized Signatory of CPI 144 Chelmsford, LLC, a Massachusetts limited liability company, and acknowledged to me that he signed it voluntarily for its stated purpose.
__________________________________
Notary Public
Print Name:
My Commission Expires:______________

Exhibit C, Page 1

TENANT:

MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC.,
a Delaware corporation

By: _______________________________
Name: Robert McMullan
Title: Treasurer

STATE OF ______________________
COUNTY OF ____________, ss.
On this date, December ___, 2016, before me, the undersigned notary public, personally appeared Robert McMullan, as Treasurer of MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC., a Delaware corporation, proved to me through satisfactory evidence of identification, which was __________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that s/he signed it voluntarily for its stated purpose on behalf of the foregoing entity.

__________________________________
Notary Public
Print Name:
My Commission Expires:______________

LENDER:

BOSTON PRIVATE BANK & TRUST COMPANY

By:
Name:
Title:

STATE OF ______________________

COUNTY OF ____________, ss
On this date, December ___, 2016, before me, the undersigned notary public, personally appeared _______________________, as ________________________ of _________________________, a _______________________, proved to me through satisfactory evidence of identification, which was __________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that s/he signed it voluntarily for its stated purpose on behalf of the foregoing entity.

___________________________________
Notary Public
Print Name:
My Commission Expires:______________

Exhibit C, Page 2

EXHIBIT D

PERMITTED ENCUMBRANCES

1.
Easement from The City Development Authority to Massachusetts Electric Company dated March 24, 1977, recorded in Book 2241, Page 309, as affected by Easement Agreement dated July 19, 1982, recorded in Book 2547, Page 94.

2.
Covenants set forth in Deed from City Development Authority to City of Lowell dated October 2, 1978, recorded in Book 2332, Page 534, at Page 549 and filed as Document No. 76121 to the extent in force and applicable.

3.	Taking by the City of Lowell for layout of Chelmsford Street dated January 17, 1979, recorded in Book 2349, Page 216.

4.	Covenants and easements contained in Deed from City of Lowell to Wang Laboratories dated December 31, 1980, recorded in Book 2459, Page 212 and filed as Document No. 81413.

5.
Access and License Agreement by and between AMP Incorporated, M/A-Com, Division and L'Energia Limited Partnership, dated November 17, 1997, recorded in Book 8910, Page 285, and re-recorded in Book 9034, Page 184, as amended by Amendment Agreement dated February 25, 1999, recorded in Book 10461, Page 68.

6.	Notice of Activity and Use Limitation dated March 6, 2008, recorded in Book 21997, Page 35.

Exhibit D, Page 1

EXHIBIT E

FORM OF NOTICE OF LEASE

Record and Return To:

Brown Rudnick LLP
One Financial Center
Boston, MA 02111
Attn: Gregory Sampson, Esq.

_______________________________________
RECORDING INFORMATION ABOVE

NOTICE OF LEASE

Notice is hereby given pursuant to Massachusetts General Laws, Chapter 183, Section 4, of an instrument of lease (the "Lease") containing, inter alia, the following terms and conditions:

LANDLORD:	CPI 100 Chelmsford, LLC, a Massachusetts limited liability company and CPI 144 Chelmsford, LLC, a Massachusetts limited liability company

TENANT:	MACOM Technology Solutions Holdings Inc., a Delaware corporation

DATE OF LEASE	December __, 2016
INSTRUMENT:

PREMISES:
A certain portion of the land currently known and numbered as 100 Chelmsford Street in the City of Lowell Massachusetts, as more specifically shown as the “100 Chelmsford Parcel” on the plan attached hereto as Exhibit A, together with the Improvements (as defined in the Lease) and Intangible Rights (as defined in the Lease).

TERM OF LEASE:	The initial term of the Lease commences on the date of the Lease and expires on the last day of the month in which the twentieth (20th) anniversary of such date occurs.

In the event of the occurrence of the Commencement Date under that certain lease of even date herewith between CPI 100 Chelmsford, LLC and CPI 144 Chelmsford, LLC and Tenant for premises located adjacent to the Premises (the “144 Chelmsford Lease”), notice of which 144 Chelmsford Lease is recorded concurrently herewith, and only in such event, the initial term of the Lease shall be deemed extended so that it shall end co-terminously with the end of the initial term of the 144 Chelmsford Lease (as established by reference to such Commencement Date).

Exhibit E, Page 1

EXTENSION OPTIONS:	Tenant has an option to extend the term of the Lease for two (2) consecutive periods of ten (10) years each, as more specifically provided in the Lease.

MAJOR TENANT:	Tenant is designated as a Major Tenant (as defined in that certain Reciprocal Easement Agreement of even date herewith, to be recorded/filed on or after the date hereof) for the Leased Parcel.

ACTIVITY AND USE	Tenant and Landlord acknowledge that the Landlord’s Parcel (including

LIMITATION:
without limitation the Premises) is subject to an Activity and Use Limitation pursuant to the terms of Massachusetts General Laws Chapter 21E, recorded with the Middlesex North Registry of Deeds at Book 21997, Page 25, a copy of which has been provided to Tenant.

OTHER PROVISIONS:
The Lease contains additional rights, restrictions, terms and conditions not enumerated in this Notice of Lease. Reference should be made to the Lease directly with respect to these and other material terms and conditions.

This Notice of Lease is executed pursuant to the provisions contained in the Lease, and is not intended to vary the terms, conditions or other provisions of the Lease. In the event of any inconsistency between the provisions of the Lease and the provisions of this Notice of Lease, the provisions of the Lease shall govern and control. This instrument is not intended to, and does not and shall not, amend, modify, diminish or affect in any way the Lease or the construction or interpretation thereof or any rights or obligations of any of the parties thereto.

This Notice of Lease may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

Exhibit E, Page 2

EXECUTED under seal this _____ day of December, 2016.

LANDLORD:
CPI 100 Chelmsford, LLC,
a Massachusetts limited liability company

By: _______________________________
Name: William L. Manley
Title: Authorized Signatory

CPI 144 Chelmsford, LLC,
a Massachusetts limited liability company

By: _______________________________
Name: William L. Manley
Title: Authorized Signatory

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ____________, ss

On this _____ day of December, 2016, before me, the undersigned notary public, personally appeared William L. Manley, proved to me through satisfactory evidence of identification, which was MA Driver's License, to be the person whose name is signed on the preceding or attached document, as Authorized Signatory of CPI 100 Chelmsford, LLC, a Massachusetts limited liability company, and acknowledged to me that he signed it voluntarily for its stated purpose.
__________________________________
Notary Public
Printed Name: _____________________
My commission expires: _____________

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF ____________, ss.
On this _____ day of December, 2016, before me, the undersigned notary public, personally appeared William L. Manley, proved to me through satisfactory evidence of identification, which was MA Driver's License, to be the person whose name is signed on the preceding or attached document, as Authorized Signatory of CPI 144 Chelmsford, LLC, a Massachusetts limited liability company, and acknowledged to me that he signed it voluntarily for its stated purpose.
__________________________________
Notary Public
Print Name:
My Commission Expires:______________

Exhibit E, Page 3

TENANT:

MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC.,
a Delaware corporation

By: _______________________________
Name: Robert Dennehy
Title:    Senior Vice President

By: _______________________________
Name: Robert McMullan
Title: Treasurer

STATE OF ______________________

COUNTY OF ____________, ss
On this date, December ___, 2016, before me, the undersigned notary public, personally appeared Robert Dennehy, as Senior Vice President of MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC., a Delaware corporation, proved to me through satisfactory evidence of identification, which was __________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that s/he signed it voluntarily for its stated purpose on behalf of the foregoing entity.

___________________________________
Notary Public
Print Name:
My Commission Expires:______________

STATE OF ______________________
COUNTY OF ____________, ss.
On this date, December ___, 2016, before me, the undersigned notary public, personally appeared Robert McMullan, as Treasurer of MACOM TECHNOLOGY SOLUTIONS HOLDINGS INC., a Delaware corporation, proved to me through satisfactory evidence of identification, which was __________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that s/he signed it voluntarily for its stated purpose on behalf of the foregoing entity.

__________________________________
Notary Public
Print Name:
My Commission Expires:______________

Exhibit E, Page 4

EXHIBIT A

PLAN OF 100 CHELMSFORD PARCEL

(see attached)

Exhibit E, Page 5

Exhibit E, Page 6